THIRD QUARTER 2018
SUPPLEMENTAL DATA

September 30, 2018

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.
As of September 30, 2018, the Company held interests in 106 Manhattan buildings totaling 46.4 million square feet. This included ownership interests in 28.2 million square feet of Manhattan buildings and 18.2 million square feet of buildings securing debt and preferred equity investments. In addition, the Company held ownership interests in 15 suburban buildings totaling 2.3 million square feet in Brooklyn, Westchester County, and Connecticut.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

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SL Green maintains a website at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s website.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.
SLG Interest
We highlight to investors that 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this supplemental financial package and related press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter September 30, 2018 that will be released on Form 10-Q to be filed on or before November 1, 2018.

Supplemental Information	2	Third Quarter 2018

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	25

Summary of Ground Lease Arrangements	26

Debt and Preferred Equity Investments	27	-	29

Selected Property Data
Composition of Property Portfolio	30	-	37
Largest Tenants	38
Tenant Diversification	39
Leasing Activity Summary	40	-	43
Annual Lease Expirations	44	-	46

Summary of Real Estate Acquisition/Disposition Activity	47	-	51

Corporate Information	52

Non-GAAP Disclosures and Reconciliations	53

Analyst Coverage	56

Supplemental Information	3	Third Quarter 2018

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing cost.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Debt to Market Capitalization Ratio - Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s consolidated debt divided by the Company's estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that were taken into consideration when underwriting the acquisition of a building.
Fixed charge - Total payments for interest, principal amortization, ground leases and preferred stock dividend.
Fixed charge coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, debt restructurings and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt Loans - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.
Same-Store Properties (Same-Store) - Same-Store refers to properties owned in the same manner during both the current and prior year, and excludes development properties prior to those properties being stabilized for both the current and prior year. Changes to Same-Store properties in 2018 were as follows:

Added to Same-Store in 2018:	Removed from Same-Store in 2018:
11 Madison Avenue	600 Lexington Avenue (sold)
10 East 53rd Street	609 Fifth Avenue (in redevelopment)
1552-1560 Broadway	635 Madison (sold)
605 West 42nd Street	1745 Broadway (sold)
115 Spring Street	115-117 Stevens Avenue (sold)
400 East 57th Street	Reckson Executive Park (sold)
724 Fifth Avenue (sold)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs incurred during the leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	Third Quarter 2018

THIRD QUARTER 2018 HIGHLIGHTS Unaudited

New York, NY, October 17, 2018 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended September 30, 2018 of $88.2 million, or $1.03 per share, as compared to net income attributable to common stockholders of $38.9 million, or $0.40 per share, for the same quarter in 2017. Net income attributable to common stockholders for the three months ended September 30, 2018 includes $68.4 million, or $0.76 per share, of net gains recognized from the sale of real estate as compared to $1.0 million, or $0.01 per share, for the same period in 2017.
The Company also reported net income attributable to common stockholders for the nine months ended September 30, 2018 of $293.5 million, or $3.34 per share, as compared to net income attributable to common stockholders of $58.4 million, or $0.59 per share, for the same period in 2017. Net income attributable to common stockholders for the nine months ended September 30, 2018 includes $142.7 million, or $1.54 per share, of net gains recognized from the sale of real estate as compared to $12.9 million, or $0.12 per share, for the same period in 2017.
The Company reported FFO for the quarter ended September 30, 2018 of $149.8 million, or $1.66 per share, after giving effect to $2.2 million, or $0.02 per share, of unamortized costs that were written off upon early repayment of the mortgage at 220 East 42nd Street and a reserve of $1.1 million, or $0.01 per share, that was recorded against a debt investment that is being repaid, as compared to FFO for the same period in 2017 of $152.9 million, or $1.49 per share.
The Company also reported FFO for the nine months ended September 30, 2018 of $463.1 million, or $5.00 per share, as compared to FFO for the same period in 2017 of $505.6 million, or $4.85 per share.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended September 30, 2018, the Company reported consolidated revenues and operating income of $307.5 million and $169.3 million, respectively, compared to $374.6 million and $206.1 million, respectively, for the same period in 2017.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 6.1% for the quarter ended September 30, 2018, or 6.0%, excluding lease termination income. For the quarter, consolidated property same-store cash NOI increased by 6.4% to $128.3 million, or 6.3% to $127.4 million, excluding lease termination income, while unconsolidated joint venture property same-store cash NOI increased by 5.4% to $55.5 million. No lease termination income was recognized in unconsolidated joint venture property same-store cash NOI during the quarter.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 7.0% for the nine months ended September 30, 2018, or 6.4%, excluding lease termination income, as compared to the same period in 2017. For the nine months ended September 30, 2018, consolidated property same-store cash NOI increased by 5.0% to $382.9 million, or 4.1% to $377.9 million, excluding lease termination income, while unconsolidated joint venture property same-store cash NOI increased by 12.1% to $165.6 million. No lease termination income was recognized in unconsolidated joint venture property same-store cash NOI during the nine months ended September 30, 2018.

In the third quarter, the Company signed 50 office leases in its Manhattan portfolio totaling 491,441 square feet. Thirty-three leases comprising 251,511 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $71.69 per rentable square foot, representing a 1.0% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the third quarter was 11.2 years and average tenant concessions were 7.5 months of free rent with a tenant improvement allowance of $65.86 per rentable square foot.
During the first nine months of 2018, the Company signed 136 office leases in its Manhattan portfolio totaling 1,433,168 square feet. Ninety-four leases comprising 731,623 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $72.62 per rentable square foot, representing a 5.0% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first nine months of 2018 was 9.7 years and average tenant concessions were 5.8 months of free rent with a tenant improvement allowance of $68.63 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 95.7% as of September 30, 2018, inclusive of 395,569 square feet of leases signed but not yet commenced, as compared to 95.9% at June 30, 2018 and 95.3% at September 30, 2017.
In the third quarter, the Company signed 8 office leases in its Suburban portfolio totaling 33,506 square feet. Seven leases comprising 25,978 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $34.72 per rentable square foot, representing a 2.0% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the third quarter was 4.5 years and average tenant concessions were 3.5 months of free rent with a tenant improvement allowance of $14.04 per rentable square foot.
During the first nine months of 2018, the Company signed 40 office leases in its Suburban portfolio totaling 236,215 square feet. Twenty-eight leases comprising 87,354 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $35.66 per rentable square foot, representing a 2.4% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first nine months of 2018 was 7.5 years and average tenant concessions were 7.8 months of free rent with a tenant improvement allowance of $23.40 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio was 92.1% as of September 30, 2018, inclusive of 12,043 square feet of leases signed but not yet commenced, as compared to 92.2% at June 30, 2018 and 92.4% at September 30, 2017.
Significant leases that were signed in the third quarter included:

•	New lease with The Carlyle Group for 94,367 square feet at One Vanderbilt Avenue, for 15.0 years;

Supplemental Information	5	Third Quarter 2018

THIRD QUARTER 2018 HIGHLIGHTS Unaudited

•	New lease with Industrial and Commercial Bank of China Limited for 98,594 square feet at 1185 Avenue of the Americas, for 11.6 years;

•	Renewal with B and E Theaters LLC for 50,247 square feet at Landmark Square in Stamford, Connecticut, for 12.3 years;

•	Renewal with ION Media Networks, Inc. for 40,438 square feet at 810 Seventh Avenue, for 10.0 years;

•	New lease with Ankura Consulting Group, LLC for 29,698 square feet at 485 Lexington Avenue, for 15.7 years;

•	New lease with The Community Preservation Corp for 29,400 square feet at 220 East 42nd Street, for 29.6 years;

•	New lease with Fidelity National Title Insurance Company for 27,996 square feet at 485 Lexington Avenue, for 10.0 years.
Marketing, general and administrative, or MG&A, expense for the three months ended September 30, 2018 was $20.6 million, or 4.7% of total combined revenues and 44 basis points of total assets, including our share of assets from unconsolidated joint ventures.
Investment Activity
To date in 2018, the Company has repurchased 7.7 million shares of common stock and redeemed 0.4 million common units of its Operating Partnership, or OP units, under the previously announced $2.0 billion share repurchase program, at an average price of $97.34 per share/unit. In total, the Company has acquired 16.5 million shares of its common stock and OP units under the program at an average price of $99.52 per share/unit, allowing the Company to save approximately $53.6 million of common dividends on an annualized basis.
In September, the Company entered into an agreement to sell its interests in 1231 Third Avenue, which the Company took possession of during the third quarter, and an Upper East Side Assemblage, which consists of 260 East 72nd Street, 31,076 square feet of development rights, 252-254 East 72nd Street, 257 East 71st Street and 259 East 71st Street, for a combined sales price of $143.8 million. The transaction is expected to close in the fourth quarter of 2018.
In August, the Company entered into an agreement to sell its 48.9% interest in 3 Columbus Circle to the Moinian Group, the current owner of the remaining 51.1% interest. The Company had acquired its interest in 2011 and initiated a building-wide redevelopment program, which included a new glass facade, new elevators, bathrooms and expanded lobby. The repositioning strategy transformed the property into a Class-A corporate address and was approximately 95.0 percent leased as of September 30, 2018. The transaction is expected to generate net cash proceeds of $223.0 million and close in the fourth quarter of 2018.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio decreased to $2.12 billion at September 30, 2018, including $1.98 billion of investments at a weighted average current yield of 8.7% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.14 billion at a weighted average current yield of 11.2% that are included in other balance sheet line items for accounting purposes.
Financing Activity

In August, the Company issued $350.0 million aggregate principal amount of floating rate notes due 2021. The notes are callable by the Company, at par, after one year and bear interest at a floating rate of 0.98% over LIBOR. The Company used $250.0 million of net proceeds from the offering to repay the outstanding 5.00% Senior Notes that were due in August 2018. The remaining proceeds were used for repayment of other corporate indebtedness.
In August, the Company closed on a $65.6 million financing of 115 Spring Street. The new mortgage has a 5-year term and bears interest at a floating rate of 3.40% per annum over LIBOR.
Dividends
In the third quarter of 2018, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.8125 per share of common stock, which was paid on October 15, 2018 to shareholders of record on the close of business on September 28, 2018; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period July 15, 2018 through and including October 14, 2018, which was paid on October 15, 2018 to shareholders of record on the close of business on September 28, 2018, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 18, 2018 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 6893668.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 6893668. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.
Annual Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Monday, December 3, 2018 in New York City beginning at 9:00am EST. For more information on the Conference, please email SLG2018@slgreen.com.

Supplemental Information	6	Third Quarter 2018

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2018		6/30/2018	3/31/2018	12/31/2017	9/30/2017

Earnings Per Share
Net income available to common stockholders - diluted	$1.03		$1.19	$1.12	$0.29	$0.40
Funds from operations (FFO) available to common stockholders - diluted	$1.66		$1.69	$1.66	$1.60	$1.49

Common Share Price & Dividends
Closing price at the end of the period	$97.53		$100.53	$96.83	$100.93	$101.32
Closing high price during period	$105.86		$101.59	$100.95	$105.01	$107.52
Closing low price during period	$96.01		$94.27	$90.61	$94.15	$95.45
Common dividend per share	$0.8125		$0.8125	$0.8125	$0.8125	$0.775

FFO payout ratio (trailing 12 months)	49.2%		49.9%	48.6%	48.7%	49.4%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	77.0%		82.6%	81.2%	76.9%	83.0%

Common Shares & Units
Common shares outstanding	85,594		85,725	89,135	92,803	97,446
Units outstanding	4,601		4,700	4,715	4,453	4,542
Total common shares and units outstanding	90,195		90,425	93,850	97,256	101,988

Weighted average common shares and units outstanding - basic	90,209		91,882	95,203	100,532	102,326
Weighted average common shares and units outstanding - diluted	90,428		92,083	95,256	100,779	102,570

Market Capitalization
Market value of common equity	$8,796,718		$9,090,425	$9,087,496	$9,816,048	$10,333,424
Liquidation value of preferred equity/units	531,285		531,384	531,584	531,734	531,884
Consolidated debt	5,633,016	(1)	5,902,899	5,460,586	5,910,596	6,476,623
Consolidated market capitalization	$14,961,019		$15,524,708	$15,079,666	$16,258,378	$17,341,931
SLG share of unconsolidated JV debt	3,949,528		4,088,628	4,333,451	4,184,387	3,191,302
Market capitalization including SLG share of unconsolidated JVs	$18,910,547		$19,613,336	$19,413,117	$20,442,765	$20,533,233

Consolidated debt to market capitalization	37.7%		38.0%	36.2%	36.4%	37.3%
Debt to market capitalization including SLG share of unconsolidated JVs	50.7%		50.9%	50.5%	49.4%	47.1%

Consolidated debt service coverage (trailing 12 months)	3.13x		3.09x	3.15x	3.07x	3.04x
Consolidated fixed charge coverage (trailing 12 months)	2.59x		2.59x	2.65x	2.60x	2.56x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.39x		2.43x	2.56x	2.60x	2.61x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.08x		2.12x	2.23x	2.26x	2.25x

(1) Includes debt associated with assets held for sale of $45.0 million for 1231 Third Avenue.

Supplemental Information	7	Third Quarter 2018

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2018		6/30/2018	3/31/2018	12/31/2017	9/30/2017

Selected Balance Sheet Data
Real estate assets before depreciation	$9,283,952	(1)	$9,294,349	$8,968,049	$10,665,993	$12,013,814
Investments in unconsolidated joint ventures	$3,070,825		$3,059,985	$3,034,596	$2,362,989	$2,045,796
Debt and preferred equity investments	$1,977,057		$2,168,515	$2,085,871	$2,114,041	$2,020,739
Cash and cash equivalents	$160,248		$287,240	$288,808	$127,888	$241,489
Investment in marketable securities	$28,538		$28,570	$28,252	$28,579	$28,802

Total assets	$13,455,002		$13,713,928	$13,380,870	$13,982,904	$15,109,870

Fixed rate & hedged debt	$3,506,466		$3,765,899	$3,795,560	$4,305,165	$5,154,810
Variable rate debt	2,126,550	(2)	2,137,000	1,665,026	1,605,431	1,321,813
Total consolidated debt	$5,633,016		$5,902,899	$5,460,586	$5,910,596	$6,476,623
Deferred financing costs, net of amortization	(47,220)		(45,488)	(48,152)	(56,690)	(52,667)
Total consolidated debt, net	$5,585,796		$5,857,411	$5,412,434	$5,853,906	$6,423,956

Total liabilities	$6,418,799		$6,683,877	$6,065,849	$6,629,761	$7,153,035

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$6,021,150		$6,282,993	$6,314,189	$6,686,521	$6,609,447
Variable rate debt, including SLG share of unconsolidated JV debt	3,561,394	(2)	3,708,534	3,479,848	3,408,462	3,058,478
Total debt, including SLG share of unconsolidated JV debt	$9,582,544		$9,991,527	$9,794,037	$10,094,983	$9,667,925

Selected Operating Data
Property operating revenues	$250,866		$238,421	$241,768	$306,870	$319,514
Property operating expenses	(115,164)		(110,405)	(113,751)	(138,537)	(148,394)
Property NOI	$135,702		$128,016	$128,017	$168,333	$171,120
SLG share of unconsolidated JV Property NOI	77,389		88,042	84,801	67,757	57,650
Property NOI, including SLG share of unconsolidated JV Property NOI	$213,091		$216,058	$212,818	$236,090	$228,770
Investment income	48,977		49,273	45,290	45,130	47,820
Other income	7,702		13,422	14,637	9,342	7,266
Marketing general & administrative expenses	(20,594)		(22,479)	(23,528)	(28,136)	(23,963)
SLG share of investment income and other income from unconsolidated JVs	5,642		2,749	4,379	6,683	4,524
Income taxes	168		1,092	507	1,432	77
Transaction costs, including SLG share of unconsolidated JVs	(163)		(348)	(162)	2,199	(186)
Loan loss and other investment reserves, net of recoveries	(1,087)		—	—	—	—
Loss on early extinguishment of debt	(2,194)		—	—	—	—
EBITDAre	$251,542		$259,767	$253,941	$272,740	$264,308

(1) Includes assets held for sale totaling $712.0 million for 2 Herald Square, Upper East Side Residential and 1231 Third Avenue.
(2) Does not reflect $1.4 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	Third Quarter 2018

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Selected Operating Data
Property operating revenues	$234,173	$220,900	$220,342	$285,131	$294,126
Property operating expenses	101,332	95,108	97,578	120,741	130,395
Property NOI	$132,841	$125,792	$122,764	$164,390	$163,731

Other income - consolidated	$1,333	$912	$3,952	$666	$1,467

SLG share of property NOI from unconsolidated JVs	$77,393	$87,860	$84,757	$67,374	$57,486

Portfolio Statistics
Consolidated office buildings in service	21	21	20	23	24
Unconsolidated office buildings in service	10	10	11	9	7
	31	31	31	32	31

Consolidated office buildings in service - square footage	12,756,091	12,756,091	12,387,091	14,304,606	16,054,606
Unconsolidated office buildings in service - square footage	11,491,164	11,491,164	12,165,164	10,356,864	6,558,139
	24,247,255	24,247,255	24,552,255	24,661,470	22,612,745

Same-Store office occupancy (consolidated + JVs)	94.0%	93.5%	93.2%	92.8%	92.6%
Same-Store office occupancy inclusive of leases signed not yet commenced	95.7%	95.9%	95.5%	95.6%	95.3%

Office Leasing Statistics
New leases commenced	27	45	27	24	30
Renewal leases commenced	11	9	10	12	17
Total office leases commenced	38	54	37	36	47

Commenced office square footage filling vacancy	412,540	52,599	103,418	58,594	118,590
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	137,808	352,935	342,212	217,384	181,974
Total office square footage commenced	550,348	405,534	445,630	275,978	300,564

Average starting cash rent psf - office leases commenced	$69.09	$68.97	$72.10	$72.83	$71.73
Previous escalated cash rent psf - office leases commenced (3)	$66.03	$62.87	$67.55	$60.72	$70.30
Increase in new cash rent over previously escalated cash rent (2) (3)	4.6%	9.7%	6.7%	19.9%	2.0%
Average lease term	21.1	7.4	10.2	8.1	6.3
Tenant concession packages psf	$69.64	$37.56	$80.72	$37.30	$45.36
Free rent months	5.8	2.7	8.3	2.2	3.2

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	9	Third Quarter 2018

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Selected Operating Data
Property operating revenues	$17,338	$19,679	$20,329	$21,120	$25,102
Property operating expenses	9,480	11,039	11,173	10,941	13,194
Property NOI	$7,858	$8,640	$9,156	$10,179	$11,908

Other income - consolidated	$(529)	$6,271	$104	$3,456	$471

SLG share of property NOI from unconsolidated JVs	$—	$177	$47	$384	$145

Portfolio Statistics
Consolidated office buildings in service	13	19	20	20	22
Unconsolidated office buildings in service	—	—	2	2	2
	13	19	22	22	24

Consolidated office buildings in service - square footage	2,295,200	2,835,200	3,013,200	3,013,200	3,608,800
Unconsolidated office buildings in service - square footage	—	—	640,000	640,000	640,000
	2,295,200	2,835,200	3,653,200	3,653,200	4,248,800

Same-Store office occupancy (consolidated + JVs)	91.6%	92.0%	91.3%	92.3%	90.2%
Same-Store office occupancy inclusive of leases signed not yet commenced	92.1%	92.2%	92.4%	92.7%	92.4%

Office Leasing Statistics
New leases commenced	3	12	8	15	8
Renewal leases commenced	5	4	8	12	9
Total office leases commenced	8	16	16	27	17

Commenced office square footage filling vacancy	5,732	12,876	75,615	75,016	53,971
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	21,463	48,226	22,544	82,181	79,408
Total office square footage commenced	27,195	61,102	98,159	157,197	133,379

Average starting cash rent psf - office leases commenced	$36.77	$35.85	$32.88	$35.47	$30.75
Previous escalated cash rent psf - office leases commenced (3)	$36.97	$37.26	$32.41	$34.27	$32.28
(Decrease) increase in new cash rent over previously escalated cash rent (2) (3)	(0.5)%	(3.8)%	1.5%	3.5%	(4.7)%
Average lease term	2.5	6.4	6.9	5.7	7.2
Tenant concession packages psf	$5.20	$18.87	$25.99	$23.34	$28.73
Free rent months	1.0	4.2	8.3	3.9	7.5

(1) Property data includes operating office, retail, and development properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Third Quarter 2018

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2018		6/30/2018	3/31/2018	12/31/2017	9/30/2017
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,827,999		$1,893,047	$2,098,406	$2,357,051	$2,917,993
Building and improvements	5,271,442		5,225,431	5,206,982	6,351,012	7,468,436
Building leasehold and improvements	1,427,381		1,423,994	1,420,346	1,450,614	1,444,698
Properties under capital lease	47,445		47,445	47,445	47,445	47,445
	8,574,267		8,589,917	8,773,179	10,206,122	11,878,572
Less: accumulated depreciation	(2,049,338)		(1,994,696)	(1,944,629)	(2,300,116)	(2,457,071)
Net real estate	6,524,929		6,595,221	6,828,550	7,906,006	9,421,501

Other real estate investments:
Investment in unconsolidated joint ventures	3,070,825		3,059,985	3,034,596	2,362,989	2,045,796
Debt and preferred equity investments, net	1,977,057	(1)	2,168,515	2,085,871	2,114,041	2,020,739

Assets held for sale, net	696,069	(2)	593,995	67,819	338,354	127,663
Cash and cash equivalents	160,248		287,240	288,808	127,888	241,489
Restricted cash	98,344		92,740	89,457	122,138	107,763
Investment in marketable securities	28,538		28,570	28,252	28,579	28,802
Tenant and other receivables, net of $16,401 reserve at 9/30/2018	44,614		47,482	49,552	57,644	54,663
Related party receivables	21,425		27,854	31,305	23,039	24,068
Deferred rents receivable, net of reserve for
tenant credit loss of $15,482 at 9/30/2018	329,325		322,656	320,547	365,337	393,793
Deferred costs, net	202,500		198,941	195,557	226,201	247,981
Other assets	301,128		290,729	360,556	310,688	395,612

Total Assets	$13,455,002		$13,713,928	$13,380,870	$13,982,904	$15,109,870

(1) Excludes debt and preferred equity investments totaling $145.0 million with a weighted average current yield of 11.15% that are included in other balance sheet line items.
(2) Includes 2 Herald Square, Upper East Side Residential and 1231 Third Avenue.

Supplemental Information	11	Third Quarter 2018

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2018		6/30/2018	3/31/2018	12/31/2017	9/30/2017
Liabilities
Mortgages and other loans payable	$2,339,030		$2,538,696	$2,456,180	$2,865,991	$3,845,061
Unsecured term loan	1,500,000		1,500,000	1,500,000	1,500,000	1,183,000
Unsecured notes	1,503,986		1,404,203	1,404,406	1,404,605	1,068,562
Revolving credit facility	145,000		360,000	—	40,000	280,000
Deferred financing costs	(47,220)		(45,488)	(48,152)	(56,690)	(52,667)
Total debt, net of deferred financing costs	5,440,796		5,757,411	5,312,434	5,753,906	6,323,956
Accrued interest	27,211		26,104	36,808	38,142	34,367
Accounts payable and accrued expenses	141,082		140,739	131,797	137,142	144,767
Deferred revenue	110,283		95,756	177,896	208,119	252,779
Capitalized lease obligations	43,416		43,221	43,029	42,843	42,660
Deferred land lease payable	3,731		3,567	3,403	3,239	3,075
Dividends and distributions payable	79,165		79,518	82,337	85,138	85,007
Security deposits	64,501		63,872	64,647	67,927	68,465
Liabilities related to assets held for sale	311,049	(1)	265,538	42	4,074	1,141
Junior subordinated deferrable interest debentures	100,000		100,000	100,000	100,000	100,000
Other liabilities	97,565		108,151	113,456	189,231	96,818
Total liabilities	6,418,799		6,683,877	6,065,849	6,629,761	7,153,035

Noncontrolling interest in operating partnership
(4,601 units outstanding) at 9/30/2018	467,743		486,610	475,807	461,954	470,898
Preferred units	301,285		301,385	301,585	301,735	301,885

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932		221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 86,649
issued and outstanding at 9/30/2018, including 1,055 shares held in treasury	867		868	902	939	985
Additional paid–in capital	4,602,650		4,601,608	4,776,594	4,968,338	5,294,500
Treasury stock	(124,049)		(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive income	36,299		32,622	28,573	18,604	14,185
Retained earnings	1,476,959		1,457,835	1,583,833	1,139,329	1,410,332
Total SL Green Realty Corp. stockholders' equity	6,214,658		6,190,816	6,487,785	6,225,093	6,817,885

Noncontrolling interest in other partnerships	52,517		51,240	49,844	364,361	366,167

Total equity	6,267,175		6,242,056	6,537,629	6,589,454	7,184,052

Total Liabilities and Equity	$13,455,002		$13,713,928	$13,380,870	$13,982,904	$15,109,870

(1) Includes 2 Herald Square and 1231 Third Avenue.

Supplemental Information	12	Third Quarter 2018

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2018	2017	2018	2018	2017
Revenues
Rental revenue, net	$221,763	$274,765	$211,369	$648,501	$835,501
Escalation and reimbursement revenues	29,103	44,749	27,052	82,554	131,561
Investment income	48,977	47,820	49,273	143,540	148,741
Other income	7,702	7,266	13,422	35,761	34,328
Total Revenues, net	307,545	374,600	301,116	910,356	1,150,131

Equity in net income from unconsolidated joint ventures	971	4,078	4,702	9,709	14,104
Loss on early extinguishment of debt	(2,194)	—	—	(2,194)	—

Expenses
Operating expenses	56,852	75,927	56,237	172,871	221,285
Ground rent	9,507	8,307	8,846	26,661	24,923
Real estate taxes	48,805	64,160	45,322	139,788	186,173
Loan loss and other investment reserves, net of recoveries	1,087	—	—	1,087	—
Transaction related costs	163	186	348	673	365
Marketing, general and administrative	20,594	23,963	22,479	66,601	72,362
Total Operating Expenses	137,008	172,543	133,232	407,681	505,108

Operating Income	169,314	206,135	172,586	510,190	659,127

Interest expense, net of interest income	55,168	65,634	53,611	156,695	196,112
Amortization of deferred financing costs	2,630	4,008	3,546	9,713	12,201
Depreciation and amortization	70,747	91,728	67,914	208,049	318,916
	40,769	44,765	47,515	135,733	131,898
Gain on sale of marketable securities	—	—	—	—	3,262

Income from Continuing Operations (1)	40,769	44,765	47,515	135,733	135,160

Loss on sale of real estate	(2,504)	—	(14,790)	6,227	(3,256)
Equity in net gain on sale of joint venture interest / real estate	70,937	1,030	72,025	136,522	16,166
Purchase price and other fair value adjustments	(3,057)	—	11,149	57,385	—
Depreciable real estate reserves	(6,691)	—	—	(6,691)	(85,336)
Net Income	99,454	45,795	115,899	329,176	62,734

Net (income) loss attributable to noncontrolling interests	(4,661)	(338)	(5,759)	(15,890)	15,472
Dividends on preferred units	(2,846)	(2,850)	(2,847)	(8,542)	(8,551)

Net Income Attributable to SL Green Realty Corp	91,947	42,607	107,293	304,744	69,655

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)

Net Income Attributable to Common Stockholders	$88,209	$38,869	$103,556	$293,531	$58,442

Earnings per share - Net income per share (basic)	$1.03	$0.40	$1.19	$3.35	$0.59
Earnings per share - Net income per share (diluted)	$1.03	$0.40	$1.19	$3.34	$0.59
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	13	Third Quarter 2018

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2018	2017	2018	2018	2017
Funds from Operations
Net Income Attributable to Common Stockholders	$88,209	$38,869	$103,556	$293,531	$58,442

Depreciation and amortization	70,747	91,728	67,914	208,049	318,916
Unconsolidated JV depreciation and noncontrolling interests adjustments	45,485	23,517	47,308	140,799	72,936
Net income (loss) attributable to noncontrolling interests	4,661	338	5,759	15,890	(15,472)
Loss (gain) on sale of real estate	2,504	—	14,790	(6,227)	3,256
Equity in net gain on sale of joint venture property / real estate	(70,937)	(1,030)	(72,025)	(136,522)	(16,166)
Purchase price and other fair value adjustments	3,057	—	(11,149)	(57,385)	—
Depreciable real estate reserves	6,691	—	—	6,691	85,336
Non-real estate depreciation and amortization	(616)	(557)	(584)	(1,766)	(1,636)
Funds From Operations	$149,801	$152,865	$155,569	$463,060	$505,612

Funds From Operations - Basic per Share	$1.66	$1.49	$1.69	$5.01	$4.86

Funds From Operations - Diluted per Share	$1.66	$1.49	$1.69	$5.00	$4.85

Funds Available for Distribution
FFO	$149,801	$152,865	$155,569	$463,060	$505,612

Non real estate depreciation and amortization	616	557	584	1,766	1,636
Amortization of deferred financing costs	2,630	4,008	3,546	9,713	12,201
Non-cash deferred compensation	6,640	8,690	7,808	26,323	27,806
FAD adjustment for joint ventures	(12,573)	(8,887)	(23,073)	(52,396)	(28,577)
Straight-line rental income and other non cash adjustments	(9,580)	(15,384)	(5,675)	(22,185)	(32,209)
Second cycle tenant improvements	(16,434)	(37,512)	(19,862)	(42,082)	(43,408)
Second cycle leasing commissions	(8,892)	(4,875)	(4,320)	(17,191)	(14,574)
Revenue enhancing recurring CAPEX	(663)	(4,037)	(996)	(2,168)	(2,225)
Non-revenue enhancing recurring CAPEX	(11,067)	(15,048)	(7,746)	(23,341)	(20,757)
Reported Funds Available for Distribution	$100,478	$80,377	$105,835	$341,499	$405,505

First cycle tenant improvements	$1,413	$2,716	$1,671	$4,400	$5,849
First cycle leasing commissions	$349	$331	$806	$1,337	$602
Development costs	$7,412	$3,695	$6,437	$16,825	$64,165
Redevelopment costs	$9,640	$7,763	$6,800	$35,641	$8,685
Capitalized Interest	$8,505	$6,869	$7,594	$22,785	$13,022

Supplemental Information	14	Third Quarter 2018

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2017	$221,932	$939	$4,968,338	$(124,049)	$1,139,329	$364,361	$18,604	$6,589,454

Net income					304,744	234		304,978
Preferred dividends					(11,213)			(11,213)
Cash distributions declared ($2.4375 per common share)					(211,279)			(211,279)
Cash distributions to noncontrolling interests						(1,863)		(1,863)
Other comprehensive income - unrealized gain on derivative instruments							12,196	12,196
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							5,545	5,545
Other comprehensive loss - unrealized loss on marketable securities							(46)	(46)
Proceeds from stock options exercised		2	15,571					15,573
DRSPP proceeds			116					116
Repurchases of common stock		(74)	(395,659)		(322,594)			(718,327)
Conversion of units of the Operating Partnership to common stock			1,560					1,560
Contributions to consolidated joint ventures						4,901		4,901
Deconsolidation of partially owned entities					570,524	(315,116)		255,408
Reallocation of noncontrolling interests in the Operating Partnership					7,448			7,448
Deferred compensation plan and stock awards, net			12,724					12,724
Balance at September 30, 2018	$221,932	$867	$4,602,650	$(124,049)	$1,476,959	$52,517	$36,299	$6,267,175

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2017	92,803,299	4,452,979	—	97,256,278

YTD share activity	(7,209,436)	147,542	—	(7,061,894)
Share Count at September 30, 2018 - Basic	85,593,863	4,600,521	—	90,194,384

Weighting factor	2,097,836	76,545	210,800	2,385,181
Weighted Average Share Count at September 30, 2018 - Diluted	87,691,699	4,677,066	210,800	92,579,565

Supplemental Information	15	Third Quarter 2018

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	September 30, 2018		June 30, 2018		March 31, 2018

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,256,073	$2,035,010	$4,340,281	$2,077,114	$4,434,492	$2,150,354
Building and improvements	10,547,555	4,967,709	10,532,843	4,937,066	10,993,085	5,156,027
Building leasehold and improvements	98,595	49,298	92,016	46,008	85,187	42,593
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	15,091,781	7,146,796	15,154,698	7,154,967	15,702,322	7,443,753
Less: accumulated depreciation	(1,000,416)	(419,592)	(961,373)	(404,528)	(1,049,839)	(459,841)
Net real estate	14,091,365	6,727,204	14,193,325	6,750,439	14,652,483	6,983,912

Cash and cash equivalents	174,280	79,830	219,902	113,789	214,053	103,819
Restricted cash	176,522	88,356	214,405	104,514	238,595	111,218
Debt and preferred equity investments, net	189,427	189,427	228,588	218,587	103,379	86,478
Tenant and other receivables, net of $8,123 reserve at 9/30/2018, of which $4,400 is SLG share	40,143	17,136	40,190	17,229	82,187	28,273
Deferred rents receivables, net of $5,171 reserve at 9/30/2018 for tenant credit loss, of which $2,241 is SLG share	247,366	111,014	268,463	121,942	277,209	126,842
Investment in and advances to affiliates	103	53	103	53	—	—
Deferred costs, net	174,902	90,362	167,413	84,567	194,055	93,862
Other assets	2,060,232	922,576	2,087,474	929,861	2,167,015	960,418
Total Assets	$17,154,340	$8,225,958	$17,419,863	$8,340,981	$17,928,976	$8,494,822

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $103,748 at 9/30/18, of which $44,347 is SLG share	$9,164,061	$3,905,181	$9,433,738	$4,041,125	$9,876,879	$4,281,161
Accrued interest	24,944	10,972	25,040	11,142	28,316	12,375
Accounts payable and accrued expenses	205,752	116,225	211,138	119,375	222,632	119,504
Deferred revenue	1,851,079	822,826	1,863,384	825,924	1,911,564	847,585
Capitalized lease obligations	191,651	95,825	190,801	95,401	189,968	94,984
Security deposits	37,143	13,944	36,619	13,733	36,420	13,685
Other liabilities	14,679	8,053	15,318	8,372	15,736	5,543
Equity	5,665,031	3,252,932	5,643,825	3,225,909	5,647,461	3,119,985
Total Liabilities and Equity	$17,154,340	$8,225,958	$17,419,863	$8,340,981	$17,928,976	$8,494,822

Supplemental Information	16	Third Quarter 2018

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	September 30, 2018		June 30, 2018		September 30, 2017

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$253,280	$107,543	$271,760	$117,214	$186,382	$78,088
Escalation and reimbursement revenues	43,910	20,702	38,371	18,128	23,638	11,165
Investment income	4,663	4,469	1,995	1,708	3,992	3,593
Other income	3,016	1,173	2,069	1,041	2,089	931
Total Revenues, net	$304,869	$133,887	$314,195	$138,091	$216,101	$93,777

Loss on early extinguishment of debt	—	—	—	—	(7,638)	(3,819)

Expenses
Operating expenses	$56,304	$23,887	$50,356	$21,167	$38,055	$14,974
Ground rent	4,397	2,108	4,457	2,137	4,182	1,998
Real estate taxes	56,747	24,861	55,838	23,996	37,282	14,631
Transaction related costs, net of recoveries	—	—	—	—	—	—
Total Operating Expenses	$117,448	$50,856	$110,651	$47,300	$79,519	$31,603

Operating Income	$187,421	$83,031	$203,544	$90,791	$128,944	$58,355

Interest expense, net of interest income	$88,328	$34,947	$91,648	$36,670	$61,066	$23,893
Amortization of deferred financing costs	4,446	1,390	7,350	1,752	4,031	1,589
Depreciation and amortization	101,538	45,839	111,495	47,565	61,447	28,819
Net (Loss) Income	$(6,891)	$855	$(6,949)	$4,804	$2,400	$4,054

Real estate depreciation	101,247	45,782	111,202	47,508	61,715	28,874
FFO Contribution	$94,356	$46,637	$104,253	$52,312	$64,115	$32,928

FAD Adjustments:
Non real estate depreciation and amortization	$4,737	$1,447	$7,643	$1,809	$3,763	$1,534
Straight-line rental income and other non-cash adjustments	(19,483)	(9,164)	(21,461)	(11,312)	(15,025)	(7,633)
Second cycle tenant improvement	(4,460)	(2,340)	(32,279)	(9,857)	(2,037)	(1,052)
Second cycle leasing commissions	(1,786)	(960)	(4,928)	(1,977)	(502)	(240)
Recurring CAPEX	(3,033)	(1,556)	(4,211)	(1,736)	(6,023)	(1,496)
Total FAD Adjustments	$(24,025)	$(12,573)	$(55,236)	$(23,073)	$(19,824)	$(8,887)

First cycle tenant improvement	$40,089	$19,242	$5,644	$2,049	$31,207	$13,285
First cycle leasing commissions	$752	$284	$2,760	$825	$3,599	$1,815
Development costs	$125,459	$37,843	$124,920	$52,878	$93,737	$66,919
Redevelopment costs	$8,743	$4,534	$9,384	$5,026	$3,910	$3,588
Capitalized Interest	$12,496	$7,362	$12,448	$7,364	$9,368	$5,660

Supplemental Information	17	Third Quarter 2018

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended		Nine Months Ended
	September 30, 2018		September 30, 2017

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$799,256	$341,442	$561,863	$232,283
Escalation and reimbursement revenues	121,736	57,125	57,439	26,738
Investment income	10,027	9,263	16,935	12,339
Other income	8,986	3,507	6,973	3,052
Total Revenues, net	$940,005	$411,337	$643,210	$274,412

Loss on early extinguishment of debt	—	—	(7,638)	(3,819)

Expenses
Operating expenses	$166,433	$69,014	$115,996	$43,589
Ground rent	13,247	6,351	12,612	6,027
Real estate taxes	169,612	72,970	107,391	41,329
Transaction related costs, net of recoveries	—	—	146	110
Total Operating Expenses	$349,292	$148,335	$236,145	$91,055

Operating Income	$590,713	$263,002	$399,427	$179,538

Interest expense, net of interest income	$269,717	$107,397	$176,096	$67,862
Amortization of deferred financing costs	16,912	4,815	17,994	6,524
Depreciation and amortization	318,113	141,023	198,556	91,320
Net (Loss) income	$(14,029)	$9,767	$6,781	$13,832

Real estate depreciation	317,222	140,851	197,545	91,129
FFO Contribution	$303,193	$150,618	$204,326	$104,961

FAD Adjustments:
Non real estate depreciation and amortization	$17,803	$4,987	$19,005	$6,715
Straight-line rental income and other non-cash adjustments	(64,933)	(32,904)	(55,029)	(29,108)
Second cycle tenant improvement	(50,745)	(17,125)	(6,151)	(2,828)
Second cycle leasing commissions	(10,264)	(3,808)	(2,404)	(955)
Recurring CAPEX	(7,866)	(3,546)	(8,940)	(2,401)
Total FAD Adjustments	$(116,005)	$(52,396)	$(53,519)	$(28,577)

First cycle tenant improvement	$99,133	$52,198	$57,005	$23,110
First cycle leasing commissions	$4,372	$1,195	$10,162	$4,311
Development costs	$363,638	$155,896	$215,729	$161,610
Redevelopment costs	$25,149	$13,733	$27,724	$15,986
Capitalized Interest	$37,275	$22,128	$20,724	$11,833

Supplemental Information	18	Third Quarter 2018

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2018	2017	2018	2018	2017(2)

Net Operating Income (1)	$140,223	$174,344	$133,478	$408,767	$545,444
SLG share of property NOI from unconsolidated JVs	78,497	58,730	88,915	253,324	171,267
NOI including SLG share of unconsolidated JVs	$218,720	$233,074	$222,393	$662,091	$716,711
Partners' share of NOI - consolidated JVs	(601)	(8,832)	(415)	(1,662)	(28,188)
NOI - SLG share	$218,119	$224,242	$221,978	$660,429	$688,523

NOI, including SLG share of unconsolidated JVs	$218,720	$233,074	$222,393	$662,091	$716,711
Free rent (net of amortization)	(6,058)	(4,888)	(3,191)	(15,377)	(15,336)
Net FAS 141 adjustment	(5,592)	(6,532)	(5,843)	(17,808)	(23,065)
Straight-line revenue adjustment	(5,915)	(10,360)	(4,862)	(15,742)	(40,319)
Allowance for straight-line tenant credit loss	161	(2,013)	(1,014)	(890)	(3,065)
Ground lease straight-line adjustment	1,344	941	1,053	3,337	2,891
Cash NOI, including SLG share of unconsolidated JVs	$202,660	$210,222	$208,536	$615,611	$637,817
Partners' share of cash NOI - consolidated JVs	(529)	(7,109)	(478)	(1,603)	(22,380)
Cash NOI - SLG share	$202,131	$203,113	$208,058	$614,008	$615,437

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.
(2) Excludes the activity of 885 Third Avenue, which was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remained consolidated until the first quarter of 2017.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended September 30, 2018		Nine Months Ended September 30, 2018

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$192,381	$177,609	$563,285	$525,550
Suburban Operating Properties	7,389	7,807	22,968	22,651
Retail Operating Properties	8,434	7,993	25,278	24,236
Residential Operating Properties	7,828	7,589	22,565	21,981
Development/Redevelopment/Land	2,349	1,271	9,026	5,769
Total Operating and Development	218,381	202,269	643,122	600,187
Property Dispositions	305	303	15,692	11,836
Other (2)	(567)	(441)	1,615	1,985
Total	$218,119	$202,131	$660,429	$614,008

(1) Portfolio composition consistent with property tables found on pages 30-37
(2) Includes SL Green Management Corp., Emerge 212 and Belmont

Supplemental Information	19	Third Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$210,702	$204,224	3.2%	$205,618	$620,963	$612,140	1.4%
	Escalation & reimbursement revenues	28,876	27,034	6.8%	26,343	81,716	77,103	6.0%
	Other income	1,289	1,608	(19.8)%	5,116	10,307	4,098	151.5%
	Total Revenues	$240,867	$232,866	3.4%	$237,077	$712,986	$693,341	2.8%

Expenses
	Operating expenses	$51,455	$52,826	(2.6)%	$49,994	$153,979	$152,263	1.1%
	Ground rent	8,308	8,308	—%	8,308	24,923	24,923	—%
	Real estate taxes	46,185	44,585	3.6%	44,257	134,345	127,897	5.0%
		$105,948	$105,719	0.2%	$102,559	$313,247	$305,083	2.7%

	Operating Income	$134,919	$127,147	6.1%	$134,518	$399,739	$388,258	3.0%

	Interest expense & amortization of financing costs	$25,641	$27,644	(7.2)%	$27,340	$79,971	$83,814	(4.6)%
	Depreciation & amortization	65,319	61,956	5.4%	62,078	189,023	183,549	3.0%

	Income before noncontrolling interest	$43,959	$37,547	17.1%	$45,100	$130,745	$120,895	8.1%
Plus:	Real estate depreciation & amortization	65,256	61,890	5.4%	62,011	188,825	183,349	3.0%
	FFO Contribution	$109,215	$99,437	9.8%	$107,111	$319,570	$304,244	5.0%

Less:	Non–building revenue	239	836	(71.4)%	4,747	5,099	2,090	144.0%

Plus:	Interest expense & amortization of financing costs	25,641	27,644	(7.2)%	27,340	79,971	83,814	(4.6)%
	Non-real estate depreciation	63	66	(4.5)%	67	198	200	(1.0)%
	NOI	$134,680	$126,311	6.6%	$129,771	$394,640	$386,168	2.2%

Cash Adjustments
Less:	Free rent (net of amortization)	$6,948	$1,572	342.0%	$4,195	$16,801	$9,021	86.2%
	Straightline revenue adjustment	(1,249)	1,759	(171.0)%	(3,757)	(8,605)	8,075	(206.6)%
	Rental income - FAS 141	1,320	1,109	19.0%	1,238	4,241	3,436	23.4%
Plus:	Ground lease straight-line adjustment	524	524	—%	524	1,572	1,572	—%
	Allowance for S/L tenant credit loss	158	(1,809)	(108.7)%	(1,044)	(924)	(2,421)	(61.8)%
	Cash NOI	$128,343	$120,586	6.4%	$127,575	$382,851	$364,787	5.0%

Operating Margins
	NOI to real estate revenue, net	56.0%	54.4%		55.9%	55.7%	55.9%
	Cash NOI to real estate revenue, net	53.3%	52.0%		54.9%	54.1%	52.8%

	NOI before ground rent/real estate revenue, net	59.4%	58.0%		59.4%	59.3%	59.5%
	Cash NOI before ground rent/real estate revenue, net	56.6%	55.3%		58.3%	57.4%	56.2%

Supplemental Information	20	Third Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$82,855	$80,434	3.0%	$83,064	$247,965	$239,586	3.5%
	Escalation & reimbursement revenues	13,382	13,847	(3.4)%	11,665	36,928	34,582	6.8%
	Other income	193	253	(23.7)%	161	583	987	(40.9)%
	Total Revenues	$96,430	$94,534	2.0%	$94,890	$285,476	$275,155	3.8%

Expenses
	Operating expenses	$17,279	$17,128	0.9%	$15,171	$49,064	$50,142	(2.1)%
	Ground rent	1,922	1,920	—%	1,952	5,793	5,759	—%
	Real estate taxes	17,395	17,552	(0.9)%	16,445	50,309	50,233	0.2%
		$36,596	$36,600	—%	$33,568	$105,166	$106,134	(0.9)%

	Operating Income	$59,834	$57,934	3.3%	$61,322	$180,310	$169,021	6.7%

	Interest expense & amortization of financing costs	$28,667	$26,340	8.8%	$27,953	$83,354	$78,477	6.2%
	Depreciation & amortization	32,772	30,291	8.2%	33,375	97,859	92,664	5.6%

	Income before noncontrolling interest	$(1,605)	$1,303	(223.2)%	$(6)	$(903)	$(2,120)	(57.4)%
Plus:	Real estate depreciation & amortization	32,715	30,344	7.8%	33,319	97,689	92,471	5.6%
	FFO Contribution	$31,110	$31,647	(1.7)%	$33,313	$96,786	$90,351	7.1%

Less:	Non–building revenue	150	223	(32.7)%	128	471	903	(47.8)%

Plus:	Interest expense & amortization of financing costs	28,667	26,340	8.8%	27,953	83,354	78,477	6.2%
	Non-real estate depreciation	57	(53)	—%	56	170	193	(11.9)%
	NOI	$59,684	$57,711	3.4%	$61,194	$179,839	$168,118	7.0%

Cash Adjustments
Less:	Free rent (net of amortization)	$(87)	$1,371	(106.3)%	$29	$1,145	$1,958	(41.5)%
	Straightline revenue adjustment	3,221	794	305.7%	3,895	10,165	9,299	9.3%
	Rental income - FAS 141	1,275	3,107	(59.0)%	1,261	3,718	9,998	(62.8)%
Plus:	Ground lease straight-line adjustment	258	258	—%	258	773	820	—%
	Allowance for S/L tenant credit loss	—	—	—%	—	—	86	—%
	Cash NOI	$55,533	$52,697	5.4%	$56,267	$165,584	$147,769	12.1%

Operating Margins
	NOI to real estate revenue, net	62.0%	61.2%		64.6%	63.1%	61.3%
	Cash NOI to real estate revenue, net	57.7%	55.9%		59.4%	58.1%	53.9%

	NOI before ground rent/real estate revenue, net	64.0%	63.2%		66.6%	65.1%	63.4%
	Cash NOI before ground rent/real estate revenue, net	59.4%	57.6%		61.2%	59.9%	55.7%

Supplemental Information	21	Third Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$210,702	$204,224	3.2%	$205,618	$620,963	$612,140	1.4%
	Escalation & reimbursement revenues	28,876	27,034	6.8%	26,343	81,716	77,103	6.0%
	Other income	1,289	1,608	(19.8)%	5,116	10,307	4,098	151.5%
	Total Revenues	$240,867	$232,866	3.4%	$237,077	$712,986	$693,341	2.8%

	Equity in Net Income from Unconsolidated Joint Ventures (1)	$(1,605)	$1,303	(223.2)%	$(6)	$(903)	$(2,120)	(57.4)%
Expenses
	Operating expenses	$51,455	$52,826	(2.6)%	$49,994	$153,979	$152,263	1.1%
	Ground rent	8,308	8,308	—%	8,308	24,923	24,923	—%
	Real estate taxes	46,185	44,585	3.6%	44,257	134,345	127,897	5.0%
		$105,948	$105,719	0.2%	$102,559	$313,247	$305,083	2.7%

	Operating Income	$133,314	$128,450	3.8%	$134,512	$398,836	$386,138	3.3%

	Interest expense & amortization of financing costs	$25,641	$27,644	(7.2)%	$27,340	$79,971	$83,814	(4.6)%
	Depreciation & amortization	65,319	61,956	5.4%	62,078	189,023	183,549	3.0%

	Income before noncontrolling interest	$42,354	$38,850	9.0%	$45,094	$129,842	$118,775	9.3%
Plus:	Real estate depreciation & amortization	65,256	61,890	5.4%	62,011	188,825	183,349	3.0%
	Joint Ventures Real estate depreciation & amortization (1)	32,715	30,344	7.8%	33,319	97,689	$92,471	5.6%
	FFO Contribution	$140,325	$131,084	7.0%	$140,424	$416,356	$394,595	5.5%

Less:	Non–building revenue	$239	$836	(71.4)%	$4,747	$5,099	$2,090	144.0%
	Joint Ventures Non–building revenue (1)	150	223	(32.7)%	128	471	903	(47.8)%

Plus:	Interest expense & amortization of financing costs	25,641	27,644	(7.2)%	27,340	79,971	83,814	(4.6)%
	Joint Ventures Interest expense & amortization of financing costs (1)	28,667	26,340	8.8%	27,953	83,354	78,477	6.2%
	Non-real estate depreciation	63	66	(4.5)%	67	198	200	(1.0)%
	Joint Ventures Non-real estate depreciation (1)	57	(53)	(207.5)%	56	170	193	(11.9)%
	NOI	$194,364	$184,022	5.6%	$190,965	$574,479	$554,286	3.6%

Cash Adjustments
	Non-cash adjustments	$(6,337)	$(5,725)	10.7%	$(2,196)	$(11,789)	$(21,381)	(44.9)%
	Joint Venture non-cash adjustments (1)	(4,151)	(5,014)	(17.2)%	(4,927)	(14,255)	(20,349)	(29.9)%
	Cash NOI	$183,876	$173,283	6.1%	$183,842	$548,435	$512,556	7.0%

Operating Margins
	NOI to real estate revenue, net	57.7%	56.4%		58.4%	57.9%	57.4%
	Cash NOI to real estate revenue, net	54.6%	53.1%		56.2%	55.2%	53.1%

	NOI before ground rent/real estate revenue, net	60.7%	59.5%		61.5%	61.0%	60.6%
	Cash NOI before ground rent/real estate revenue, net	57.4%	56.0%		59.1%	58.1%	56.0%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Third Quarter 2018

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2018	Initial		Principal	As-Of
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	9/30/2018	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
1 Madison Avenue	100.0	$461,159	5.91%		$33,602	May-20		$404,531	—	Nov-19
762 Madison Avenue	90.0	771	5.00%		—	Feb-22		771	—	Open
100 Church Street	100.0	214,575	4.68%		3,734	Jul-22		197,784	—	Apr-22
420 Lexington Avenue	100.0	300,000	3.99%		—	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	40,000	3.00%		69	Nov-26		33,840	—	Open
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	35,975	3.58%		556	Feb-27		29,527	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%		—	Feb-27		250,000	—	Open
		$1,852,480	4.66%		$37,961			$1,739,202
Unsecured fixed rate debt
Unsecured notes		$250,000	7.75%		$—	Mar-20		$250,000	—	Open
Unsecured notes		499,565	3.25%		—	Oct-22		500,000	—	Open
Unsecured notes		304,421	4.50%		—	Dec-22		300,000	—	Open
Term loan (swapped)		200,000	3.03%		—	Mar-23	(3)	200,000	—	Open
Term loan (swapped)		300,000	2.24%		—	Mar-23	(4)	300,000	—	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Open
		$1,653,986	4.01%		$—			$1,650,000

Total Fixed Rate Debt		$3,506,466	4.35%		$37,961			$3,389,202
Floating rate debt
Secured floating rate debt
1231 Third Avenue (LIBOR + 370 bps)	100.0	$45,000	5.96%		$—	Jan-19		$45,000	Dec-19	Open
FHLB Facility (LIBOR + 27 bps)		13,000	2.53%		—	May-19		13,000	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	4.96%		—	May-19		58,000	—	Open
Debt & preferred equity facility (LIBOR + 234 bps)		300,000	4.60%	(5)	—	Jun-19		300,000	Jun-20	Open
115 Spring Street (LIBOR + 340 bps)	100.0	65,550	5.66%		—	Sep-23		65,550	—	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	3.46%		—	Sep-23		50,000	—	Open
		$531,550	4.73%		$—			$531,550
Unsecured floating rate debt
Unsecured notes (3mo. LIBOR + 98 bps)		$350,000	3.38%		$—	Aug-21		$350,000	—	Aug-19
Revolving credit facility (LIBOR + 100 bps)		145,000	3.26%		—	Mar-22		145,000	Mar-23	Open
Term loan (LIBOR + 110 bps)		800,000	3.36%		—	Mar-23		800,000	—	Open
Term loan (LIBOR + 165 bps)		200,000	3.91%		—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	3.65%		—	Jul-35		100,000	—	Open
		$1,595,000	3.44%		$—			$1,595,000

Total Floating Rate Debt		$2,126,550	3.76%		$—			$2,126,550

Total Debt - Consolidated		$5,633,016	4.13%		$37,961			$5,515,752

1231 Third Avenue (Held for Sale)		(45,000)	5.96%

Deferred financing costs		(47,220)
Total Debt - Consolidated, net		$5,540,796	4.12%

Total Debt - Joint Venture, net		$3,905,181	4.17%

Total Debt including SLG share of unconsolidated JV Debt		$9,582,544	4.15%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,802,709	4.11%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) The interest rate swaps mature in November 2020.
(4) The interest rate swaps mature in July 2023.
(5) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

Supplemental Information	23	Third Quarter 2018

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2018	Initial		Principal	As-Of
	Ownership	9/30/2018				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19		$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Feb-23
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
1515 Broadway	56.9	860,124	489,144	3.93%		9,470	Mar-25		419,372	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	100,000	41,000	3.00%		70	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	322,073 (3)	20,310	4.20%		449	Various	(3)	18,792	—	Open
Total Fixed Rate Debt		$6,021,525	$2,514,684	4.03%	(4)	$9,989			$2,438,283
Floating rate debt
280 Park Avenue (LIBOR + 173 bps)	50.0	$1,200,000	$600,000	3.99%		$—	Sep-19		$600,000	Sep-24	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	3.76%		—	Nov-19		7,500	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	4.51%		—	Feb-20		93,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	3.81%		—	Aug-20		28,200	—	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	4.91%		—	Oct-20		97,500	—	Open
55 West 46th Street - Tower 46 (LIBOR + 212.5 bps)	25.0	177,694	44,423	4.39%		—	Nov-20		44,423	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.71%		—	Jan-21		6,900	Jan-23	Open
103 East 86th Street (Stonehenge Portfolio)	1.0	38,000	380	3.66%		—	Jan-21		380	—	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	4.01%		—	Feb-21		175,859	—	Open
One Vanderbilt (LIBOR + 350 bps)	71.0	375,000	266,288	5.76%		—	Sep-21		266,288	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.70%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,590	513	5.34%		27	Jun-33		4	—	Open
Total Floating Rate Debt		$3,246,284	$1,434,844	4.40%	(4)	$27			$1,430,554
Total unconsolidated JV Debt		$9,267,809	$3,949,528	4.17%	(4)	$10,016			$3,868,837
	Deferred financing costs	(103,748)	(44,347)
Total unconsolidated JV Debt, net		$9,164,061	$3,905,181	4.17%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Amount is comprised of $135.0 million, $54.5 million, and $132.6 million in fixed-rate mortgages that mature in August 2019, June 2024, and April 2028, respectively.
(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,506,466
Total Debt / Total Assets	38.8%	Less than 60%					SLG Share of JV		2,514,684
Fixed Charge Coverage	2.33x	Greater than 1.4x					Total Fixed Rate Debt		$6,021,150	62.8%
Maximum Secured Indebtedness	17.8%	Less than 50%
Maximum Unencumbered Leverage Ratio	45.1%	Less than 60%				Floating Rate Debt
							Consolidated		$2,126,550
Unsecured Notes Covenants							SLG Share of JV		1,434,844
	Actual	Required							3,561,394
Total Debt / Total Assets	44.3%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,430,786)
Secured Debt / Total Assets	20.9%	Less than 40%				Total Floating Rate Debt			$2,130,608	22.2%
Debt Service Coverage	4.52x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	354.7%	Greater than 150%					Total Debt		$9,582,544

Supplemental Information	24	Third Quarter 2018

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal			2018	Initial	Principal	As-Of
	Ownership		Outstanding			Principal	Maturity	Due at	Right	Earliest
Fixed rate debt	Interest (%)		9/30/2018	Coupon (1)		Amortization	Date	Maturity	Extension	Prepayment (2)
Secured fixed rate debt
315 West 33rd Street - The Olivia	100.0		$250,000	4.17%		$—	Feb-27	$250,000	—	Open
			$250,000	4.17%		$—		$250,000
Unsecured fixed rate debt
Unsecured notes			$250,000	7.75%		$—	Mar-20	$250,000	—	Open
Unsecured notes			304,421	4.50%		—	Dec-22	300,000	—	Open
Unsecured notes			100,000	4.27%		—	Dec-25	100,000	—	Open
			$654,421	5.71%		$—		$650,000

	Total Fixed Rate Debt		$904,421	5.28%		$—		$900,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 234 bps)			$300,000	4.60%	(3)	$—	Jun-19	$300,000	Jun-20	Open
115 Spring Street (LIBOR + 340 bps)			65,550	5.66%		—	Sep-23	65,550	—	Open
			$365,550	4.79%		$—		$365,550

	Total Floating Rate Debt		$365,550	4.79%		$—		$365,550

	Total Debt - Consolidated		$1,269,971	5.14%		$—		$1,265,550

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

RECKSON OPERATING PARTNERSHIP, L.P.

Unsecured Notes Covenants
		Actual	Required
Total Debt / Total Assets		44.3%	Less than 60%
Secured Debt / Total Assets		20.9%	Less than 40%
Debt Service Coverage		4.52x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt		354.7%	Greater than 150%

Supplemental Information	25	Third Quarter 2018

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

						Deferred Land
	2018 Scheduled		2019 Scheduled	2020 Scheduled	2021 Scheduled	Lease		Year of
Property	Cash Payment		Cash Payment	Cash Payment	Cash Payment	Obligations (1)		Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613		$4,613	$4,613	$4,613	$—		2022	(2)
461 Fifth Avenue	2,100		2,100	2,100	2,250	833		2027	(3)
711 Third Avenue	5,500		5,500	5,500	5,500	1,125		2033	(4)
1185 Avenue of the Americas	6,909		6,909	6,909	6,909	—		2043
420 Lexington Avenue	10,899		10,899	11,174	11,199	—		2050	(5)
2 Herald Square	3,024	(6)	4,877	4,999	5,124	—	(7)	2077	(3)
1055 Washington Blvd, Stamford	615		615	615	615	—		2090
1080 Amsterdam Avenue	209		226	314	314	—		2111
30 East 40th Street	204		204	212	229	1,773		2114
Total	$34,073		$35,943	$36,436	$36,753	$3,731

Capitalized Leases
2 Herald Square	$5,218	(6)	$8,414	$8,624	$8,840	$—	(7)	2077	(3)
1080 Amsterdam Avenue	291		315	436	436	22,025		2111
30 East 40th Street	2,096		2,096	2,183	2,358	21,391		2114
Total	$7,605		$10,825	$11,243	$11,634	$43,416

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors b-3)	$1,183		$1,284	$1,284	$1,284	$3,298		2062
650 Fifth Avenue (Floors 4-6)	18		1,645	1,645	1,659	2,938		2033
333 East 22nd Street	135		217	217	222	1,271		2115
Total	$1,336		$3,146	$3,146	$3,165	$7,507

Capitalized Leases
650 Fifth Avenue (Floors b-3)	$6,169		$6,695	$6,695	$6,695	$95,825		2062

(1) Per the balance sheet at September 30, 2018.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.
(6) Represents partial year of scheduled cash payments from the date of acquisition through December 31, 2018.
(7) As of September 30, 2018, the $266.0 million deferred land lease obligation balance for this ground lease arrangement is classified within liabilities held for sale.

Supplemental Information	26	Third Quarter 2018

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average		Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)		At End Of Quarter (3)

9/30/2017	$2,020,739		$2,032,166	9.40%	(5)	9.28%	(5)

Debt investment originations/fundings/accretion(4)	198,097
Preferred Equity investment originations/accretion(4)	443
Redemptions/Sales/Syndications/Amortization	(105,238)
12/31/2017	$2,114,041		$2,051,254	9.25%	(5)	9.13%	(5)

Debt investment originations/fundings/accretion(4)	233,370
Preferred Equity investment originations/accretion(4)	2,074
Redemptions/Sales/Syndications/Amortization	(263,614)
3/31/2018	$2,085,871		$2,049,512	9.21%	(5)	9.01%	(5)

Debt investment originations/fundings/accretion(4)	378,316
Preferred Equity investment originations/accretion(4)	2,103
Redemptions/Sales/Syndications/Amortization	(297,775)
6/30/2018	$2,168,515		$2,211,777	8.80%	(5)	8.84%

Debt investment originations/fundings/accretion(4)	53,275
Preferred Equity investment originations/accretion(4)	2,128
Redemptions/Sales/Syndications/Amortization	(246,861)
9/30/2018	$1,977,057	(6)	$2,072,310	8.70%		8.68%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believed that the fair value of the property exceeded the carrying amount of the loans. On May 10, 2018, the Company was the successful bidder at the foreclosure of the asset, at which time the loans were credited to our equity investment in the property.

(6) Excludes debt and preferred equity investments totaling $145.0 million with a weighted average current yield of 11.15% that are included in other balance sheet line items.

Supplemental Information	27	Third Quarter 2018

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	At End Of Quarter (2)

Senior Mortgage Debt	$734,641	$—	$734,641		$—	$665	7.09%	7.16%

Junior Mortgage Participation	84,605	—	84,605		328,516	$2,836	10.97%	11.01%

Mezzanine Debt	611,540	401,221	1,012,761		6,601,469	$1,793	10.00%	10.02%

Preferred Equity	—	145,050	145,050		272,000	$657	5.73%	5.73%

Balance as of 9/30/18	$1,430,786	$546,271	$1,977,057	(3)	$7,201,985	$1,335	8.70%	8.68%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $145.0 million with a weighted average current yield of 11.15% that are included in other balance sheet line items.

	Debt and Preferred Equity Principal Maturity Profile (1)
	2018	2019	2020	2021	2022 & Thereafter
Floating Rate	103,357	520,251	791,521	15,657	—
Fixed Rate	—	—	355,882	3,500	186,889
Sub-total	103,357	520,251	1,147,403	19,157	186,889

(1) The weighted average maturity of the outstanding balance is 1.78 years. Approximately 72.4% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.94 years.

Supplemental Information	28	Third Quarter 2018

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	9/30/2018	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mortgage and Mezzanine Loans	$288,811	Residential	Manhattan	$—	$922	7.26%

Mezzanine Loans	210,832	Office	Manhattan	1,160,000	$1,194	9.34%

Mortgage and Mezzanine Loans	180,339	Residential	Manhattan	—	$1,464	9.07%

Preferred Equity	145,050	Office	Manhattan	272,000	$657	5.73%

Mortgage and Mezzanine Loans	96,185	Office	Manhattan	—	$447	6.01%

Mortgage Loan	86,058	Office	Manhattan	—	$283	5.25%

Mezzanine Loan	85,955	Office	Manhattan	355,148	$77	12.52%

Mortgage and Jr. Mortgage Participation Loans	82,517	Office	Brooklyn	228,516	$471	10.50%

Mezzanine Loan	78,841	Multi-Family Rental	Manhattan	574,120	$916	10.78%

Mortgage and Mezzanine Loans	56,624	Residential Dev	Manhattan	97,232	$747	10.53%

Total	$1,311,212			$2,687,016		8.35%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	29	Third Quarter 2018

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	92.9	91.6	91.6	91.4	93.2	$4,923		0.2	53
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.9	99.6	98.8	98.8	99.6	99.6	46,027	5.2	3.5	17
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	77.5	77.1	75.3	74.0	66.6	9,855	1.1	0.7	24
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	83.0	83.5	83.4	76.5	73.4	14,645		1.0	61
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.3	99.6	99.6	99.6	99.6	99.6	42,202	4.8	3.2	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.3	89.3	62.5	61.3	60.7	58.0	62,685	7.1	4.7	36
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	91.9	100.0	100.0	100.0	100.0	15,504	1.8	1.2	11
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.5	95.4	96.8	95.0	95.3	97.6	84,453	9.6	6.4	203
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.8	79.0	79.0	75.8	96.6	99.9	14,762	1.7	1.1	10
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.5	81.0	76.4	76.4	68.2	69.7	54,761	6.2	4.1	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.5	99.9	99.9	99.9	99.9	99.9	43,578	4.9	3.3	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.1	98.8	98.8	98.8	98.8	98.8	63,321	7.2	4.8	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,795	1.1	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	14,904	1.7	1.1	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.0	90.3	89.3	89.3	86.2	90.7	33,041	3.7	2.5	20
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.9	96.5	98.9	98.9	98.8	98.1	48,344	5.5	3.6	28
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.6	94.2	95.8	95.2	97.9	96.8	46,965	5.3	3.5	49
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.0	82.2	96.7	98.1	98.1	98.1	84,111	9.5	6.3	13
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.1	88.5	88.5	90.5	90.0	88.0	40,752	4.6	3.1	37
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.4	100.0	100.0	100.0	100.0	100.0	74,902	8.0	5.6	2

Subtotal / Weighted Average				20	12,387,091	46.7%	92.8%	91.7%	91.5%	91.1%	91.1%	$809,530	89.3%	60.7%	661

"Non Same Store"
2 Herald Square (3)	100.0	Herald Square	Leasehold Interest	1	369,000	1.4	81.6	81.6	N/A	N/A	N/A	$28,471	3.2	2.1	3

				1	369,000	1.4%	81.6%	81.6%	—	—	—	$28,471	3.2%	2.1%	3

Total / Weighted Average Consolidated Properties				21	12,756,091	48.1%	92.5%	91.4%	91.5%	91.1%	91.1%	$838,001	92.6%	62.9%	664

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	2.0	94.5	96.1	95.4	91.1	91.3	$50,569		1.9	34
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.1	91.2	92.0	92.3	93.4	89.4	64,322		2.4	35
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.6	92.8	92.8	92.8	93.0	93.0	119,037		4.5	37
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	91.7	94.2	90.2	90.2	90.2	31,336		1.2	43
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.0	92.4	96.4	94.6	95.0	99.1	35,974		1.6	41
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.5	100.0	100.0	100.0	100.0	100.0	98,358		3.8	9
Added to Same Store in 2018
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.3	83.7	83.7	81.1	77.6	69.0	29,335		1.2	38
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.7	100.0	100.0	100.0	100.0	100.0	159,107		7.2	11

Subtotal / Weighted Average				8	7,692,439	29.0%	95.8%	96.4%	95.9%	95.6%	95.1%	$588,038		23.8%	248

"Non Same Store"
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	6.6	98.5	98.5	98.5	98.4	98.4	$135,461		5.8	13
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	7.7	98.5	98.5	98.5	98.5	N/A	138,319		2.5	26

Subtotal / Weighted Average				2	3,798,725	14.3%	98.5%	98.5%	98.5%	98.5%	98.4%	$273,780		8.4%	39

Total / Weighted Average Unconsolidated Properties				10	11,491,164	43.3%	96.7%	97.1%	96.7%	96.5%	95.7%	$861,818		32.2%	287

Manhattan Operating Properties Grand Total / Weighted Average				31	24,247,255	91.4%	94.5%	94.1%	94.0%	93.7%	93.1%	$1,699,819			951
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,261,216		95.0%
Manhattan Operating Properties Same Store Occupancy %					20,079,530	82.8%	94.0%	93.5%	93.2%	92.8%	92.6%
Manhattan Operating Properties Same Store Leased Occupancy %							95.7%	95.9%	95.5%	95.6%	95.3%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Held for sale as of September 30, 2018.

Supplemental Information	30	Third Quarter 2018

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	92.9	92.9	86.8	92.2	92.2	$5,984	0.7	0.5	12
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	87.3	87.3	87.3	87.5	87.5	5,619	0.6	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.9	100.0	100.0	100.0	100.0	100.0	6,123	0.7	0.5	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	100.0	100.0	100.0	99.3	99.3	15,419	1.7	1.2	21
"Same Store" Westchester, New York Subtotal/Weighted Average				4	1,107,000	4.1%	95.6%	95.6%	94.2%	95.2%	95.2%	$33,145	3.7%	2.5%	49

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.2	87.7	87.4	85.5	90.0	84.9	$9,056	1.0	0.7	62
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	97.0	97.0	94.6	97.0	85.7	1,114	0.1	0.1	7
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	70.9	75.4	76.9	76.9	76.9	3,154	0.4	0.2	18
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	85.3	92.4	92.4	92.4	93.5	3,083	0.3	0.2	12
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.6	98.6	98.6	98.3	98.3	995	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	93.7	93.7	93.7	4,209	0.5	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	765	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	85.5	84.7	80.5	80.9	67.9	5,796	0.7	0.4	23
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	90.4	90.4	97.4	94.6	92.1	4,431	0.5	0.3	27
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	4.4%	87.8%	88.7%	88.5%	89.5%	85.5%	$32,601	3.7%	2.5%	167

Total / Weighted Average Consolidated Properties				13	2,295,200	8.6%	91.6%	92.0%	91.3%	92.3%	90.2%	$65,747	7.4%	5.0%	216

Suburban Operating Properties Grand Total / Weighted Average				13	2,295,200	8.6%	91.6%	92.0%	91.3%	92.3%	90.2%	$65,747			216
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$65,747		5.0%
Suburban Operating Properties Same Store Occupancy %					2,295,200	100.0%	91.6%	92.0%	91.3%	92.3%	90.2%
Suburban Operating Properties Same Store Leased Occupancy %							92.1%	92.2%	92.4%	92.7%	92.4%

Supplemental Information	31	Third Quarter 2018

SELECTED PROPERTY DATA Retail and Residential Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.0	100.0	100.0	100.0	100.0	100.0	$2,946	1.1	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,539	1.4	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,620	1.0	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	10.0	96.7	89.6	89.6	89.6	89.6	13,735	3.3	9
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	38.0	99.4	99.4	99.4	100.0	100.0	17,286	20.6	9
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	17.0	100.0	100.0	100.0	100.0	100.0	50,663	6.6	6
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	15,052	17.9	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	1.0	100.0	100.0	100.0	100.0	100.0	1,891	2.0	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.0	100.0	100.0	100.0	100.0	100.0	1,796	2.1	3
Added to Same Store in 2018
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.0	100.0	100.0	100.0	100.0	100.0	3,406	4.1	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.0	88.3	67.5	67.5	67.5	67.5	27,996	16.7	3
Subtotal/Weighted Average				13	637,543	89.0%	98.3%	95.7%	95.7%	95.9%	95.9%	$139,930	76.7%	41

"Non Same Store" Retail
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	10	100.0	100.0	100.0	100.0	100.0	$33,190	19.8	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1	100.0	—	—	—	—	4,000	3.6	1
Subtotal/Weighted Average				2	79,254	11.0%	100.0%	87.3%	87.3%	87.3%	87.3%	$37,190	23.3%	2

Total / Weighted Average Retail Properties				15	716,797	100.0%	98.5%	94.8%	94.8%	95.0%	95.0%	$177,120	100.0%	43

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (1)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	95.8	95.5	95.5	85.9	88.0	$4,229	$16,138
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	91.6	90.8	92.3	92.3	92.3	3,677	12,281
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	95.2	95.2	98.4	96.8	94.4	3,654	5,795
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	99.0	95.8	94.8	99.0	100.0	4,057	4,942
Stonehenge Portfolio	Various		Fee Interest	8	938,911	1,064	95.5	95.9	96.1	94.1	92.6	4,287	59,794
Added to Same Store in 2018
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	88.9	82.9	79.4	77.6	75.5	3,907	55,080
Subtotal/Weighted Average				12	2,601,856	3,058	92.7%	90.4%	89.4%	87.0%	85.8%	$4,054	$154,030

"Non Same Store" Residential
Upper East Side Residential (2)	94.0	Upper East Side	Fee Interest	1	27,000	28	50.0	42.9	42.9	42.9	42.9	$1,229	$734
1231 Third Avenue (2)	100.0	Upper East Side	Fee Interest	1	38,992	20	100.0	N/A	N/A	N/A	N/A	7,539	3,088
Subtotal/Weighted Average				2	65,992	48	70.8%	42.9%	42.9%	42.9%	42.9%	$4,941	$3,823

Total / Weighted Average Residential Properties				14	2,667,848	3,106	92.4%	89.4%	88.4%	86.0%	84.9%	$4,065	$157,853

(1) Calculated based on occupied units. Amounts in dollars.
(2) Held for sale as of September 30, 2018.

Supplemental Information	32	Third Quarter 2018

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	3.6	17.0	17.0	17.0	17.0	17.0	$197	2.3	$8,251	7
5-7 Dey Street, 183 & 187 Broadway	100.0	Lower Manhattan	Fee Interest	3	82,700	12.6	—	—	—	—	—	—	—	47,406	—
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	6.5	100.0	100.0	100.0	100.0	100.0	4,000	46.3	68,752	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	24.4	—	3.0	5.2	67.8	68.3	—	—	218,328	—
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	52.7	62.4	58.2	58.2	58.2	56.6	17,748	51.4	342,377	8
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.2	—	—	—	100.0	100.0	—	—	7,111	—
Total / Weighted Average Development / Redevelopment Properties				9	656,945	100.0%	40.1%	38.6%	39.1%	54.5%	53.8%	$21,945	100.0%	$692,225	16

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.

Construction in Progress

									Future Equity				Fees Payable to the Company
					Land Contributed		Equity Contributed		Contributions		Financing		and JV Contingencies (1)		Total
Building	Gross	Ownership	Estimated	Percentage		Market									Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Funded	Remaining	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	37.0	$331,490	$235,946	$353,204	$197,068	$224,360	$327,932	$375,000	$1,125,000	$53,954	$86,046	$3,310,000

Total Construction In Progress					$331,490	$235,946	$353,204	$197,068	$224,360	$327,932	$375,000	$1,125,000	$53,954	$86,046	$3,310,000

(1) Includes joint venture fees paid to the Company, including development fee, direct personnel expense, leasing commissions and financing fee. Also includes up to $50.0 million of additional discretionary owner contingencies.

Supplemental Information	33	Third Quarter 2018

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
19-21 East 65th Street (1)	100.0	Plaza District	Fee Interest	2	23,610	1.2	17.0	17.0	17.0	17.0	17.0	$197	0.1	0.1	7
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,406	1.0	1.5	1
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	11.1	99.4	99.4	99.4	100.0	100.0	13,702	3.9	6.2	8
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.5	100.0	—	—	—	—	4,000	1.1	1.4	1
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.1	100.0	100.0	100.0	100.0	100.0	15,052	4.3	6.8	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,891	0.5	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.7	100.0	100.0	100.0	100.0	100.0	1,796	0.5	0.8	3
1640 Flatbush Avenue (1)	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	—	—	100.0	100.0	—	—	—	—

Subtotal / Weighted Average				9	336,620	17.3%	93.5%	90.5%	90.5%	91.2%	91.2%	$40,044	11.3%	17.6%	26

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.9	100.0	100.0	100.0	100.0	100.0	$2,946	0.8	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,539	1.0	0.5	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,620	0.5	0.4	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.5	96.7	89.6	89.6	89.6	89.6	13,735	3.9	1.2	9
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.5	100.0	100.0	100.0	100.0	100.0	33,190	9.4	7.5	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.1	100.0	100.0	100.0	100.0	100.0	50,663	14.3	2.5	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	2.9	88.3	67.5	67.5	67.5	67.5	27,996	7.9	6.3	3

Subtotal / Weighted Average				9	352,174	18.0%	97.4%	92.7%	92.7%	92.6%	92.6%	$133,689	37.8%	18.9%	23

Total / Weighted Average Prime Retail				18	688,794	35.3%	95.5%	91.6%	91.6%	91.9%	91.9%	$173,733	49.1%	36.5%	49

OTHER RETAIL - Consolidated Properties
2 Herald Square (2)	100.0	Herald Square	Leasehold Interest	1	94,531	4.8	59.9	59.9	N/A	N/A	N/A	$14,065	4.0	6.4	1
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.1	100.0	100.0	100.0	100.0	100.0	3,328	0.9	1.5	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	98.7	98.7	86.8	86.8	86.8	2,968	0.8	1.2	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.6	100.0	100.0	100.0	100.0	100.0	4,747	1.3	2.2	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.8	85.6	85.6	85.6	85.6	68.4	2,810	0.8	1.3	5
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	100.0	100.0	100.0	88.0	88.0	533	0.2	0.2	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.3	100.0	100.0	100.0	100.0	100.0	3,531	1.0	1.6	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717	0.5	75.4	75.4	75.4	75.4	75.4	1,693	0.5	0.3	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	577	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.3	100.0	100.0	100.0	96.5	96.5	4,811	1.4	2.2	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,317	0.7	1.0	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.1	100.0	100.0	100.0	100.0	100.0	5,786	1.6	2.6	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.1	100.0	100.0	100.0	100.0	100.0	2,086	0.6	0.9	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	34,836	1.8	—	—	—	100.0	100.0	—	—	—	—
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.8	100.0	100.0	100.0	100.0	100.0	23,103	6.5	10.5	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.2	100.0	100.0	100.0	100.0	100.0	3,437	1.0	1.6	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.5	100.0	100.0	100.0	100.0	100.0	3,769	1.1	1.7	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	3,108	0.9	1.4	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.3	72.3	100.0	100.0	100.0	100.0	2,559	0.7	1.2	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	0.9	100.0	100.0	100.0	100.0	100.0	4,304	1.2	2.0	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.9	100.0	100.0	100.0	100.0	100.0	6,694	1.9	3.0	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	100.0	100.0	100.0	2,815	0.8	1.3	6
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956	9.5	100.0	100.0	100.0	100.0	100.0	32,370	9.2	8.4	9

Subtotal / Weighted Average				24	918,845	46.8%	90.5%	91.3%	94.6%	98.6%	97.8%	$131,695	37.2%	52.7%	122

(1) Development / Redevelopment properties.
(2) Held for sale as of September 30, 2018.

Supplemental Information	34	Third Quarter 2018

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165		3.8	100.0	100.0	100.0	100.0	100.0	$19,305	5.5	4.3	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.0	100.0	100.0	100.0	100.0	100.0	3,764	1.1	0.9	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.0	98.7	98.7	96.6	96.6	96.6	3,594	1.0	1.0	6
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461		0.2	100.0	100.0	100.0	100.0	100.0	535	0.2	0.1	5
55 West 46th Street (1)	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.0	100.0	100.0	100.0	100.0	100.0	3,759	1.1	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.4	100.0	100.0	100.0	12.5	12.5	2,156	0.6	0.5	3
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157		2.7	100.0	100.0	100.0	100.0	100.0	5,445	1.5	1.2	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.5	100.0	100.0	100.0	100.0	100.0	1,926	0.5	0.5	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		1.6	100.0	100.0	100.0	100.0	100.0	3,607	1.0	0.8	5
World Wide Plaza	24.35	Westside	Fee Interest	1	10,592	(2)	0.5	97.2	100.0	100.0	100.0	N/A	1,316	0.4	0.1	7
Stonehenge Portfolio	Various		Fee Interest	3	22,551		1.1	83.1	83.1	88.9	88.9	100.0	2,701	0.8	0.3	9

Subtotal / Weighted Average				14	354,079		18.0%	98.7%	98.8%	98.9%	92.0%	92.5%	$48,316	13.8%	10.6%	56

Total / Weighted Average Other Retail				38	1,272,924		64.9%	92.8%	93.3%	95.9%	96.6%	96.3%	$180,011	50.9%	63.5%	179

Retail Grand Total / Weighted Average				56	1,961,718		100.0%	93.7%	92.7%	94.3%	94.9%	94.7%	$353,744	100.0%		228
Retail Grand Total - SLG share of Annualized Rent													$220,686		100.0%

(1) Redevelopment property.
(2) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Third Quarter 2018

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	100%	SLG%	Tenants
Manhattan Operating Properties
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	2.2	77.5	77.1	75.3	74.0	66.6	$9,855	1.9	1.7	24
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	2.3	83.0	83.5	83.4	76.5	73.4	14,645		2.3	61
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	6.2	99.6	99.6	99.6	99.6	99.6	42,202	8.3	7.4	26
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	2.2	91.9	100.0	100.0	100.0	100.0	15,504	3.0	2.7	11
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	2.1	79.0	79.0	75.8	96.6	99.9	14,762	2.9	2.6	10
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	9.7	99.9	99.9	99.9	99.9	99.9	43,578	8.5	7.6	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	5.8	98.8	98.8	98.8	98.8	98.8	63,321	12.4	11.0	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	1.1	100.0	100.0	100.0	100.0	100.0	9,795	1.9	1.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	1.7	100.0	100.0	100.0	100.0	100.0	14,904	2.9	2.6	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	5.4	90.3	89.3	89.3	86.2	90.7	33,041	6.5	5.8	20
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	8.0	96.5	98.9	98.9	98.8	98.1	48,344	9.5	8.4	28
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	7.1	94.2	95.8	95.2	97.9	96.8	46,965	9.2	8.2	49
919 Third Avenue (3)	51.0	Grand Central North	Fee Interest	1	1,454,000	14.9	100.0	100.0	100.0	100.0	100.0	98,358		8.7	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	10.9	82.2	96.7	98.1	98.1	98.1	84,111	16.5	14.7	13
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	5.8	88.5	88.5	90.5	90.0	88.0	40,752	8.0	7.1	37

Subtotal / Weighted Average				15	8,303,245	85.3%	93.6%	96.0%	96.1%	96.4%	96.2%	$580,137	91.5%	92.4%	330

Total / Weighted Average Manhattan Consolidated Properties				15	8,303,245	85.3%	93.6%	96.0%	96.1%	96.4%	96.2%	$580,137	91.5%		330
Total Manhattan Consolidated Properties - SLG share of Annualized Rent												$530,476		92.4%

Suburban Operating Properties
"Same Store" Westchester, New York
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	2.6	92.9	92.9	86.8	92.2	92.2	$5,984	1.2	1.0	12
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	2.5	87.3	87.3	87.3	87.5	87.5	5,619	1.1	1.0	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	2.3	100.0	100.0	100.0	100.0	100.0	6,123	1.2	1.1	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	3.9	100.0	100.0	100.0	99.3	99.3	15,419	3.0	2.7	21
Westchester, New York Subtotal / Weighted Average				4	1,107,000	11.4%	95.6%	95.6%	94.2%	95.2%	95.2%	$33,145	6.5%	5.8%	49

"Same Store" Connecticut
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1.9	85.5	84.7	80.5	80.9	67.9	$5,796	1.1	1.0	23
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	1.5	90.4	90.4	97.4	94.6	92.1	4,431	0.9	0.8	27
Connecticut Subtotal/Weighted Average				2	325,400	3.3%	87.7%	87.2%	87.9%	87.0%	78.6%	$10,227	2.0%	1.8%	50

Total / Weighted Average Suburban Consolidated Properties				6	1,432,400	14.7%	93.8%	93.7%	92.8%	93.3%	91.4%	$43,372	8.5%		99
Total Suburban Consolidated Properties - SLG share of Annualized Rent												$43,372		7.6%

Reckson Operating Properties Grand Total / Weighted Average				21	9,735,645	100.0%	93.7%	95.7%	95.6%	96.0%	95.5%	$623,508	100.0%		429
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent												$573,848		100.0%
Reckson Operating Properties Same Store Occupancy %					9,735,645	100.0%	93.7%	95.7%	95.6%	96.0%	95.5%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Unconsolidated property.

Supplemental Information	36	Third Quarter 2018

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

Retail
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.2	100.0	100.0	100.0	100.0	100.0	$3,406	8.5	1
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	16.4	96.7	89.6	89.6	89.6	89.6	13,735	6.8	9
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	270,132	64.8	99.4	99.4	99.4	100.0	100.0	17,286	42.9	9
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	5.1	100.0	100.0	100.0	100.0	100.0	15,052	37.4	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	12.5	100.0	100.0	100.0	100.0	100.0	1,796	4.5	3
Total Retail Properties				6	416,816	100.0%	99.1%	97.9%	97.9%	98.3%	98.3%	$51,275	100.0%	23

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Annualized	Average Monthly	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	222,855	333	95.8	95.5	95.5	85.9	88.0	$16,138	$4,229	319
Total Residential Properties				1	222,855	333	95.8%	95.5%	95.5%	85.9%	88.0%	$16,138	$4,229	319

Development / Redevelopment
	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-18	Jun-18	Mar-18	Dec-17	Sep-17	Cash Rent ($'s)	Book Value	Tenants
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	100	—	3.0	5.2	67.8	68.3	$—	$218,328	—
Total Development / Redevelopment Properties				1	160,000	100%	—%	3.0%	5.2%	67.8%	68.3%	$—	$218,328	—

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	37	Third Quarter 2018

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

		Lease	Total Rentable	Annualized	SLG Share of	% of SLG Share of	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent	Annualized Cash Rent ($)	Annualized Cash Rent (2)	Rent PSF	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue	Dec 2020	1,146,881	$72,570	$72,570	5.0%	$63.28
	11 Madison Avenue	May 2037	1,265,841	77,495	46,497	3.2%	61.22
	1055 Washington Blvd	Jan 2019	2,525	96	96	—%	37.95
			2,415,247	$150,161	$119,163	8.2%	$62.17	A

Viacom International, Inc.	1515 Broadway	Jun 2031	1,470,284	92,469	52,707	3.6%	$62.89
		Mar 2028	9,106	1,878	1,070	0.1%	206.22
			1,479,390	$94,347	$53,777	3.7%	$63.77	BBB-

Ralph Lauren Corporation	625 Madison Avenue	Dec 2019	386,785	31,365	31,365	2.1%	$81.09	A-
Sony Corporation	11 Madison Avenue	Jan 2031	578,791	44,357	26,614	1.8%	$76.64	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	Dec 2021	577,438	46,709	23,822	1.6%	$80.89
King & Spalding	1185 Avenue of the Americas	Oct 2025	218,275	20,105	20,105	1.4%	$92.11
Visiting Nurse Service of New York	220 East 42nd Street	Sep 2048	308,115	18,933	18,933	1.3%	$61.45

The City of New York	100 Church Street	Mar 2034	509,068	18,528	18,528	1.3%	$36.40
	420 Lexington Avenue	Oct 2030	4,077	273	273	0.1%	67.06
			513,145	$18,801	$18,801	1.4%	$36.64	Aa2

Advance Magazine Group, Fairchild Publications	750 Third Avenue	Feb 2021	286,622	14,720	14,720	1.0%	$51.36
	485 Lexington Avenue	Feb 2021	52,573	3,654	3,654	0.2%	69.50
			339,195	$18,374	$18,374	1.2%	$54.17

Metro-North Commuter Railroad Company	420 Lexington Avenue	Nov 2034	334,654	17,922	17,922	1.2%	$53.55
	110 East 42nd Street	Oct 2021	1,840	115	115	—%	62.64
			336,494	$18,037	$18,037	1.2%	$53.60	Aa2

Giorgio Armani Corporation	752-760 Madison Avenue	Dec 2024	21,124	15,052	15,052	1.0%	$712.54
	717 Fifth Avenue	Sep 2022	46,940	22,027	2,401	0.2%	469.26
	762 Madison Avenue	Dec 2024	1,264	239	215	—%	188.96
			69,328	$37,318	$17,668	1.2%	$538.28

News America Incorporated	1185 Avenue of the Americas	Nov 2020	165,086	16,791	16,791	1.1%	$101.71	BBB+
Victoria's Secret Stores, Inc.	2 Herald Square	Mar 2022	115,858	16,604	16,604	1.1%	$143.31
Nike Retail Services, Inc.	650 Fifth Avenue	Jan 2033	69,214	33,190	16,595	1.1%	$479.53	AA-

C.B.S. Broadcasting, Inc.	555 West 57th Street	Dec 2023	338,527	15,315	15,315	1.0%	$45.24
	Worldwide Plaza	Jan 2027	32,598	2,128	518	0.1%	65.28
			371,125	$17,443	$15,833	1.1%	$47.00	BBB

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	Apr 2032	231,114	14,749	14,749	1.0%	$63.82
	1055 Washington Blvd.	Oct 2028	23,800	845	845	0.1%	35.50
			254,914	$15,594	$15,594	1.1%	$61.17	BBB+

National Hockey League	1185 Avenue of the Americas	Nov 2022	148,217	15,248	15,248	1.0%	$102.88
Cravath, Swaine & Moore LLP	Worldwide Plaza	Aug 2024	617,135	62,225	15,152	1.0%	$100.83
Amerada Hess Corp.	1185 Avenue of the Americas	Dec 2027	167,169	14,493	14,493	1.0%	$86.69	BBB-

WME IMG, LLC	304 Park Avenue	Apr 2028	111,281	8,162	8,162	0.6%	$73.34
	11 Madison Avenue	Sep 2030	103,426	9,056	5,434	0.4%	87.56
			214,707	$17,218	$13,596	1.0%	$80.19

Total			9,345,628	$707,313	$506,565	34.6%	$75.68

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Land properties.

Supplemental Information	38	Third Quarter 2018

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.6%	—%
Business Services	2.7%	—%
Financial Services	30.7%	30.9%
Government / Non Profit	3.2%	1.2%
Legal	8.4%	14.6%
Manufacturing	2.4%	9.5%
Medical	3.5%	0.2%
Other	5.5%	6.6%
Professional Services	7.3%	12.2%
Retail	11.8%	1.0%

TAMI
Technology	1.8%	7.2%
Advertising	4.2%	—%
Media	13.6%	16.6%
Information	0.3%	—%

Total	100.0%	100.0%

Supplemental Information	39	Third Quarter 2018

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/18			1,437,819

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	1	21,324	21,226	$73.01
	30 East 40th Street	2	2,681	2,681	72.34
	100 Park Avenue	3	14,450	15,639	86.51
	110 East 42nd Street	1	1,968	2,014	64.95
	110 Greene Street	3	12,693	8,276	69.54
	125 Park Avenue	1	3,151	3,060	64.67
	304 Park Avenue South	1	17,485	16,460	50.93
	420 Lexington Avenue	9	24,877	39,955	60.30
	521 Fifth Avenue	2	11,572	12,330	65.47
	750 Third Avenue	1	11,465	11,779	66.39
	800 Third Avenue	2	27,318	31,389	54.19
	810 Seventh Avenue	1	15,500	17,320	73.74
	1185 Avenue of the Americas	1	154,500	164,771	69.77
	Total/Weighted Average	28	318,984	346,900	$67.20

Retail
	100 Park Avenue	1	133	152	$78.95
	110 Greene Street	1	1,913	1,913	156.82
	750 Third Avenue	1	8,727	8,727	61.03
	World Wide Plaza	1	299	300	222.19
	Total/Weighted Average	4	11,072	11,092	$82.15

Storage
	420 Lexington Avenue	2	512	645	$38.07
	Total/Weighted Average	2	512	645	$38.07

	Total Space which became available during the quarter
	Office	28	318,984	346,900	$67.20
	Retail	4	11,072	11,092	$82.15
	Storage	2	512	645	$38.07
		34	330,568	358,637	$67.61

	Total Available Space		1,768,387

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	40	Third Quarter 2018

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,768,387

Office
	3 Columbus Circle	2	8.9	12,919	16,164	$83.93	$—	$33.14	5.5
	30 East 40th Street	3	4.8	3,585	4,283	61.97	60.91	13.43	2.0
	100 Church Street	1	14.0	8,642	8,879	62.00	34.97	70.00	4.0
	100 Park Avenue	2	1.8	7,851	8,212	77.79	81.15	31.98	0.6
	110 East 42nd Street	1	5.2	2,865	2,944	60.00	—	46.34	2.0
	110 Greene Street	3	9.0	11,680	11,475	80.80	86.66	58.22	3.6
	125 Park Avenue	1	5.3	3,151	3,060	65.00	64.67	4.34	3.0
	220 East 42nd Street	7	28.9	304,902	330,988	61.87	68.51	91.86	5.8
	420 Lexington Avenue	4	5.0	8,605	12,525	62.96	61.63	8.66	0.5
	485 Lexington Avenue	2	14.0	43,095	44,493	64.33	—	96.29	7.3
	711 Third Avenue	1	4.0	4,975	5,443	61.00	—	23.74	4.0
	800 Third Avenue	1	10.0	6,204	6,236	72.00	70.86	—	—
	810 Seventh Avenue	1	12.8	4,788	5,298	62.00	57.14	89.65	3.0
	Total/Weighted Average	29	23.6	423,262	460,000	$63.81	$60.75	$81.95	5.4

Retail
	100 Park Avenue	1	5.0	133	152	$126.32	$78.95	$—	1.0
	110 Greene Street	1	0.4	1,913	1,913	180.34	156.82	—	—
	750 Third Avenue	1	15.4	1,839	1,290	237.21	87.00	—	5.0
	Total/Weighted Average	3	6.4	3,885	3,355	$199.76	$126.45	$—	2.0

Storage
	420 Lexington Avenue	2	11.5	512	645	$30.31	$38.07	$—	—
	Total/Weighted Average	2	11.5	512	645	$30.31	$38.07	$—	—

Leased Space
	Office (3)	29	23.6	423,262	460,000	$63.81	$60.75	$81.95	5.4
	Retail	3	6.4	3,885	3,355	$199.76	$126.45	$—	2.0
	Storage	2	11.5	512	645	$30.31	$38.07	$—	—
	Total	34	23.5	427,659	464,000	$64.75	$64.75	$81.24	5.3

Total Available Space as of 9/30/18				1,340,728

Early Renewals
Office
	100 Park Avenue	1	4.4	9,754	10,985	$92.00	$79.31	$10.00	2.0
	110 East 42nd Street	1	3.0	2,293	2,356	64.05	65.62	—	1.0
	110 Greene Street	1	3.0	544	544	95.82	91.47	—	—
	420 Lexington Avenue	3	2.3	5,458	8,029	64.48	62.84	12.59	0.2
	485 Lexington Avenue	1	10.0	27,250	27,996	67.00	62.41	15.00	6.0
	810 Seventh Avenue	2	10.0	10,731	40,438	68.92	71.43	—	13.7
	Total/Weighted Average	9	8.4	56,030	90,348	$70.77	$68.80	$6.98	8.3

Retail
	521 Fifth Avenue	1	15.0	26,000	25,735	$27.45	$32.58	$77.72	—
	Total/Weighted Average	1	15.0	26,000	25,735	$27.45	$32.58	$77.72	—

Renewals
	Early Renewals Office	9	8.4	56,030	90,348	$70.77	$68.80	$6.98	8.3
	Early Renewals Retail	1	15.0	26,000	25,735	$27.45	$32.58	$77.72	—
	Total	10	9.9	82,030	116,083	$61.17	$60.77	$22.66	6.5

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $65.89/rsf for 47,460 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $69.09/rsf for 137,808 rentable SF.

Supplemental Information	41	Third Quarter 2018

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/18			440,860

Less: Sold Vacancies			(255,555)

Space which became available during the Quarter (2):
Office
	1 Landmark Square, Stamford, Connecticut	5	15,931	16,233	$39.33
	3 Landmark Square, Stamford, Connecticut	1	6,906	7,487	32.05
	4 Landmark Square, Stamford, Connecticut	1	7,500	7,500	32.03
	1055 Washington Boulevard, Stamford, Connecticut	1	1,969	1,969	40.68
	Total/Weighted Average	8	32,306	33,189	$36.12

Storage
	1 Landmark Square, Stamford, Connecticut	1	200	200	$10.00
	Total/Weighted Average	1	200	200	$10.00

	Total Space which became available during the Quarter
	Office	8	32,306	33,189	$36.12
	Storage	1	200	200	$10.00
		9	32,506	33,389	$35.96

	Total Available Space		217,811

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	42	Third Quarter 2018

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				217,811

Office
	1 Landmark Square, Stamford, Connecticut	4	2.5	16,849	17,016	$39.93	$37.90	$6.16	0.3
	1055 Washington Boulevard, Stamford, Connecticut	2	3.3	3,429	3,429	32.75	40.68	8.96	4.4
	Total/Weighted Average	6	2.6	20,278	20,445	$38.73	$38.27	$6.63	1.0

Retail
	3 Landmark Square, Stamford, Connecticut	1	10.8	1,000	1,300	$35.00	$—	$—	9.00
	Total/Weighted Average	1	10.8	1,000	1,300	$35.00	$—	$—	9.00

Storage
	1 Landmark Square, Stamford, Connecticut	1	0.5	200	200	$10.00	$10.00	$—	—
	Total/Weighted Average	1	0.5	200	200	$10.00	$10.00	$—	—

Leased Space
	Office (3)	6	2.6	20,278	20,445	$38.73	$38.27	$6.63	1.0
	Retail	1	10.8	1,000	1,300	$35.00	$—	$—	9.0
	Storage	1	0.5	200	200	$10.00	$10.00	$—	—
	Total	8	3.1	21,478	21,945	$38.24	$37.89	$6.18	1.4

Total Available Space as of 9/30/18				196,333

Early Renewals
Office
	3 Landmark Square, Stamford, Connecticut	1	2.1	5,765	5,765	$34.50	$34.50	$—	1.0
	1055 Washington Boulevard, Stamford, Connecticut	1	3.1	985	985	32.00	32.00	6.00	1.0
	Total/Weighted Average	2	2.2	6,750	6,750	$34.14	$34.14	$0.88	1.0

Retail
	5 Landmark Square, Stamford, Connecticut	1	12.3	50,247	50,247	$7.46	$7.46	$—	9.0
	Total/Weighted Average	1	12.3	50,247	50,247	$7.46	$7.46	$—	9.0

Renewals
	Early Renewals Office	2	2.2	6,750	6,750	$34.14	$34.14	$0.88	1.0
	Early Renewals Retail	1	12.3	50,247	50,247	$7.46	$7.46	$—	9.0
	Total	3	11.1	56,997	56,997	$10.62	$10.62	$0.10	8.1

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $37.98/rsf for 14,713 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $36.77/rsf for 21,463 rentable SF.

Supplemental Information	43	Third Quarter 2018

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2018 (1)	5	3,397	0.03%	$70,451	$20.74	$23.47	1	291	—%	$6,600	$22.68	$25.00
2nd Quarter 2018 (1)	1	4,612	0.04%	371,667	80.59	86.48	—	—	—%	—	—	—
3rd Quarter 2018 (1)	3	3,231	0.03%	272,702	84.40	73.70	1	6,580	0.06%	417,962	63.52	70.00
4th Quarter 2018	18	103,715	0.84%	8,604,851	82.97	84.06	8	100,719	0.88%	10,475,261	104.00	88.06

Total 2018	27	114,955	0.94%	$9,319,671	$81.07	$82.07	10	107,590	0.94%	$10,899,823	$101.31	$86.79

2019	75	898,386	7.24%	$68,801,154	$76.58	$71.81	27	375,173	3.28%	$30,288,208	$80.73	$84.29
2020	94	2,290,173	18.45%	152,397,313	66.54	70.36	28	271,735	2.38%	19,318,639	71.09	75.04
2021	102	1,173,732	9.46%	70,740,036	60.27	67.27	37	951,439	8.32%	71,081,450	74.71	75.39
2022	90	1,213,858	9.78%	93,401,865	76.95	84.88	36	312,309	2.73%	27,075,048	86.69	89.35
2023	69	847,603	6.83%	51,716,110	61.01	65.35	19	467,220	4.08%	39,078,595	83.64	79.70
2024	33	289,330	2.33%	20,517,010	70.91	74.44	26	1,046,765	9.15%	102,729,412	98.14	85.95
2025	31	508,411	4.10%	50,335,185	99.00	92.32	15	542,670	4.74%	43,124,989	79.47	83.39
2026	27	764,159	6.16%	49,569,532	64.87	68.24	18	486,609	4.25%	50,216,299	103.20	109.10
2027	37	574,373	4.63%	44,259,059	77.06	73.10	17	310,167	2.71%	26,139,878	84.28	91.44
Thereafter	89	3,735,765	30.08%	220,768,877	59.10	67.00	59	6,566,157	57.42%	441,864,790	67.29	84.30
	674	12,410,745	100.00%	$831,825,812	$67.02	$71.34	292	11,437,834	100.00%	$861,817,131	$75.35	$84.67

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to September 30, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of September 30, 2018. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	44	Third Quarter 2018

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2018 (1)	7	32,876	1.67%	$1,360,593	$41.39	$36.31	—	—	—%	$—	$—	$—
2nd Quarter 2018 (1)	—	—	—%	—	—	—	—	—	—%	—	—	—
3rd Quarter 2018 (1)	3	23,886	1.21%	867,472	36.32	33.92	—	—	—%	—	—	—
4th Quarter 2018	3	40,106	2.03%	1,446,901	36.08	40.27	—	—	—%	—	—	—

Total 2018	13	96,868	4.91%	$3,674,966	$37.94	$37.36	—	—	—%	$—	$—	$—

2019	34	373,231	18.92%	$11,030,250	$29.55	$29.61	—	—	—%	$—	$—	$—
2020	38	248,161	12.58%	9,101,723	36.68	36.97	—	—	—%	—	—	—
2021	39	273,016	13.84%	10,065,993	36.87	36.61	—	—	—%	—	—	—
2022	25	118,167	5.99%	4,609,992	39.01	39.48	—	—	—%	—	—	—
2023	24	158,224	8.02%	5,586,012	35.30	34.86	—	—	—%	—	—	—
2024	7	48,634	2.47%	1,574,976	32.38	32.86	—	—	—%	—	—	—
2025	9	87,449	4.43%	2,934,839	33.56	34.38	—	—	—%	—	—	—
2026	14	252,810	12.82%	9,044,075	35.77	34.98	—	—	—%	—	—	—
2027	4	75,803	3.84%	1,874,813	24.73	27.06	—	—	—%	—	—	—
Thereafter	15	239,906	12.18%	6,249,414	26.05	27.60	—	—	—%	—	—	—
	222	1,972,269	100.00%	$65,747,053	$33.34	$33.54	—	—	—%	$—	$—	$—

	(1) Includes month to month holdover tenants that expired prior to September 30, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of September 30, 2018. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	45	Third Quarter 2018

ANNUAL LEASE EXPIRATIONS Retail Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2018 (1)	1	1,527	0.47%	$36,000	$23.58	$24.75	2	21,734	6.55%	$1,364,518	$62.78	$99.82
2019	3	2,400	0.75%	73,232	30.51	32.04	3	7,297	2.20%	81,556	11.18	11.74
2020	4	8,201	2.55%	925,235	112.82	187.39	3	25,424	7.66%	5,933,648	233.39	226.48
2021	1	108,148	33.57%	7,478,296	69.15	70.00	1	11,432	3.44%	3,907,086	341.77	159.06
2022	1	1,165	0.36%	203,527	174.70	299.00	2	50,808	15.31%	25,519,548	502.27	510.78
2023	3	9,825	3.05%	1,168,476	118.93	138.76	3	12,906	3.89%	2,076,501	160.89	228.74
2024	4	74,286	23.06%	17,664,002	237.78	242.25	1	7,793	2.35%	4,950,360	635.23	898.00
2025	3	33,944	10.54%	953,498	28.09	24.15	—	—	—%	—	—	—
2026	1	5,218	1.62%	3,406,360	652.81	537.00	3	69,206	20.85%	26,755,434	386.61	372.53
2027	1	1,358	0.42%	125,481	92.40	96.00	1	3,655	1.10%	675,083	184.70	158.00
Thereafter	4	76,053	23.61%	8,010,102	105.32	125.51	4	121,627	36.65%	62,425,467	513.25	516.05
	26	322,125	100.00%	$40,044,209	$124.31	$131.09	23	331,882	100.00%	$133,689,201	$402.82	$406.34
Vacancy (5)		14,216				113.11		2,255				78.00
		336,341				$130.33		334,137				$404.13

Other Retail
2018 (1)	5	11,506	1.37%	$1,540,906	$133.92	$183.45	1	929	0.27%	$81,185	$87.39	$172.36
2019	5	49,389	5.89%	4,991,534	101.07	133.38	2	7,400	2.11%	1,219,995	164.86	199.35
2020	7	20,225	2.41%	5,127,540	253.52	361.70	2	6,050	1.73%	571,745	94.50	127.44
2021	12	24,579	2.93%	2,997,495	121.95	163.27	4	5,185	1.48%	434,589	83.82	90.51
2022	14	181,851	21.68%	31,117,319	171.11	206.68	7	18,607	5.31%	2,585,088	138.93	177.92
2023	7	41,701	4.97%	6,222,077	149.21	156.46	5	16,003	4.57%	2,164,684	135.27	123.73
2024	8	29,730	3.54%	7,223,489	242.97	223.48	5	14,543	4.15%	1,342,244	92.29	87.59
2025	10	33,285	3.97%	11,582,069	347.97	361.72	1	330	0.09%	45,796	138.78	127.00
2026	6	19,697	2.35%	9,050,563	459.49	438.78	4	39,029	11.14%	6,175,895	158.24	168.89
2027	14	66,455	7.92%	16,310,700	245.44	267.63	6	13,895	3.97%	1,741,720	125.35	129.80
Thereafter	35	360,305	42.97%	35,530,693	98.61	106.53	19	228,368	65.18%	31,953,302	139.92	139.49
	123	838,723	100.00%	$131,694,385	$157.02	$176.02	56	350,339	100.00%	$48,316,243	$137.91	$141.96
Vacancy (5)		84,788				257.77		4,107				542.18
		923,511				$183.52		354,446				$146.59

	(1) Includes month to month holdover tenants that expired prior to September 30, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of September 30, 2018. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	46	Third Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2018
1998 - 2017 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	95.4
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	90.3
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	91.2
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	98.5
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	89.3
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	79.0
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	96.5
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	81.0
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	98.8
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	91.7
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	—
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		81.0
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	92.4
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	92.2
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.6
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	91.7
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	98.5
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	77.5
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	92.8
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	83.7
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	83.0
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	92.9
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	98.5
					43,133,923	$23,424,130
2018 Acquisitions
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	$266,000	81.6	81.6
					369,000	$266,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	47	Third Quarter 2018

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
					16,178,723	$6,959,650	$430
2016 Sales
Jun-16	388 & 390 Greenwich Street	Downtown	100.0%	Fee Interest	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
					4,949,000	$4,600,000	$929
2017 Sales
Nov-17	1515 Broadway	Times Square	30.0%	Fee Interest	1,750,000	$1,950,000	$1,114
					1,750,000	$1,950,000	$1,114
2018 Sales
Jan-18	600 Lexington Avenue	Grand Central North	100.0%	Fee Interest	303,515	$305,000	$1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.87	Leasehold Interest	674,000	633,000	939
					2,727,515	$2,888,000	$1,059

Supplemental Information	48	Third Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2018
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	87.5
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	95.6
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	90.4
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
					3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	White Plains, New York	100.0%	Fee Interest	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
					187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Stamford, Connecticut	100.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	100.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
					1,100,600	$317,256	$288
2018 Sales
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0%	Fee Interest	178,000	$12,000	$67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					1,358,000	$184,400	$136
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	49	Third Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2018
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	94.5
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	89.5
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	99.0
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	96.7
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	97.8
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	100.0
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	62.4
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	95.5
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	—
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	50.0
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
					12,164,472	$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Lower Manhattan	100.0%	Fee Interest	9,100	$28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	88.9
					936,458	$787,546
2018 Acquisitions
Jul-18	1231 Third Avenue	Upper East Side	100.0%	Fee Interest	38,992	$55,355	100.0	100.0
					38,992	$55,355
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	50	Third Quarter 2018

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728

2018 Sales
Apr-18	175-225 Third Street	Brooklyn, New York	95.0%	Fee Interest	—	$115,000	$—
June-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
					241,540	$633,000	$2,621

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	51	Third Quarter 2018

EXECUTIVE MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Chief Operating Officer

Marc Holliday	Neil H. Kessner
Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	David M. Schonbraun
Co-Chief Investment Officer
Matthew J. DiLiberto
Chief Financial Officer	Isaac Zion
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Maggie Hui
Chief Accounting Officer
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	52	Third Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.

Debt to Market Capitalization Ratio
Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s consolidated debt divided by the Company's estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity.
The Company presents the ratio of debt to market capitalization as a measure of the Company’s leverage position relative to the Company’s estimated market value. The Company believes this ratio may provide investors with another measure of the Company’s current leverage position. The debt to market capitalization ratio should be used as one measure of the Company’s leverage position, and this measure is commonly used in the REIT sector; however, such measure may not be comparable to those used by other REITs that do not compute such measure in the same manner. The debt to market capitalization ratio does not represent the Company’s borrowing capacity and should not be considered an alternative measure to the Company’s current lending arrangements.

Supplemental Information	53	Third Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and ground rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

Net income attributable to SL Green common stockholders	$88,209	$38,869	$293,531	$58,442
Add:
Depreciation and amortization	70,747	91,728	208,049	318,916
Joint venture depreciation and noncontrolling interest adjustments	45,485	23,517	140,799	72,936
Net income (loss) attributable to noncontrolling interests	4,661	338	15,890	(15,472)
Less:
(Loss) gain on sale of real estate, net	(2,504)	—	6,227	(3,256)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	70,937	1,030	136,522	16,166
Purchase price fair value adjustment	(3,057)	—	57,385	—
Depreciable real estate reserve	(6,691)	—	(6,691)	(85,336)
Depreciation on non-rental real estate assets	616	557	1,766	1,636
FFO attributable to SL Green common stockholders and noncontrolling interests	$149,801	$152,865	$463,060	$505,612

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Net income	$99,454	$115,899	$113,823	$38,335	$45,795
Interest expense, net of interest income	55,168	53,611	47,916	60,933	65,634
Amortization of deferred financing costs	2,630	3,546	3,537	4,297	4,008
Income taxes	168	1,092	507	1,432	77
Depreciation and amortization	70,747	67,914	69,388	84,404	91,728
Gain on sale of marketable securities	—	—	—	—	—
Loss (gain) on sale of real estate	2,504	14,790	(23,521)	(76,497)	—
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(70,937)	(72,025)	6,440	—	(1,030)
Purchase price and other fair value adjustments	3,057	(11,149)	(49,293)	—	—
Depreciable real estate reserve	6,691	—	—	93,184	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	82,060	86,089	85,144	66,652	58,096
EBITDAre	$251,542	$259,767	$253,941	$272,740	$264,308

Supplemental Information	54	Third Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

Net income	$99,454	$45,795	$329,176	$62,734
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(70,937)	(1,030)	(136,522)	(16,166)
Purchase price and other fair value adjustments	3,057	—	(57,385)	—
Loss (gain) on sale of real estate, net	2,504	—	(6,227)	3,256
Depreciable real estate reserves	6,691	—	6,691	85,336
Gain on sale of marketable securities	—	—	—	(3,262)
Depreciation and amortization	70,747	91,728	208,049	318,916
Interest expense, net of interest income	55,168	65,634	156,695	196,112
Amortization of deferred financing costs	2,630	4,008	9,713	12,201
Operating income	169,314	206,135	510,190	659,127

Equity in net income from unconsolidated joint ventures	(971)	(4,078)	(9,709)	(14,104)
Marketing, general and administrative expense	20,594	23,963	66,601	72,362
Transaction related costs, net	163	186	673	365
Investment income	(48,977)	(47,820)	(143,540)	(148,741)
Loan loss and other investment reserves, net of recoveries	1,087	—	1,087	—
Non-building revenue	(2,531)	(2,704)	(15,708)	(19,259)
Loss on early extinguishment of debt	2,194	—	2,194	—
Net operating income (NOI)	140,873	175,682	411,788	549,750

Equity in net income from unconsolidated joint ventures	971	4,078	9,709	14,104
SLG share of unconsolidated JV depreciation and amortization	45,839	28,819	141,023	91,320
SLG share of unconsolidated JV interest expense, net of interest income	34,947	23,893	107,397	67,862
SLG share of unconsolidated JV amortization of deferred financing costs	1,390	1,589	4,815	6,524
SLG share of unconsolidated JV loss on early extinguishment of debt	—	3,819	—	3,819
SLG share of unconsolidated JV transaction related costs	—	—	—	110
SLG share of unconsolidated JV investment income	(4,469)	(3,593)	(9,263)	(12,339)
SLG share of unconsolidated JV non-building revenue	(901)	(906)	(2,911)	(2,984)
NOI including SLG share of unconsolidated JVs	218,650	233,381	662,558	718,166

NOI from other properties/affiliates	(24,286)	(49,359)	(88,079)	(163,880)
Same-Store NOI	194,364	184,022	574,479	554,286

Ground lease straight-line adjustment	524	524	1,572	1,572
Joint Venture ground lease straight-line adjustment	258	258	773	820
Straight-line and free rent	(5,541)	(5,140)	(9,120)	(19,517)
Rental income - FAS 141	(1,320)	(1,109)	(4,241)	(3,436)
Joint Venture straight-line and free rent	(3,134)	(2,165)	(11,310)	(11,171)
Joint Venture rental income - FAS 141	(1,275)	(3,107)	(3,718)	(9,998)
Same-store cash NOI	$183,876	$173,283	$548,435	$512,556

Supplemental Information	55	Third Quarter 2018

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nick Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Frank Lee	(415) 352-5679	frank-a.lee@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	56	Third Quarter 2018